UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05576

Name of Fund: BlackRock Global Allocation Fund, Inc.

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Global Allocation

            Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2019

Date of reporting period: 04/30/2019

Item 1 – Report to Stockholders

APRIL 30, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Global Allocation Fund, Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended April 30, 2019, the U.S. equity and bond markets posted positive returns while weathering significant volatility. Though the market’s appetite for risk remained healthy for most of the reporting period, risk taking declined sharply in late 2018. Thereafter, global equity markets rebounded strongly, as inflation diminished and the U.S. Federal Reserve (the “Fed”) announced a shift to less restrictive monetary policy.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities. However, recent economic data indicates that Europe may emerge from its economic soft patch, reinvigorated by a manufacturing rebound and China’s economic stimulus.

In the U.S. equity market, volatility spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed-income securities delivered modest positive returns with relatively low volatility. In fixed-income markets, short-term U.S. Treasury yields rose, while longer-term yields declined slightly. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment-grade and high-yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

The Fed shifted to a more patient perspective on the economy after increasing interest rates three times. In its last four meetings, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation and modest economic growth give the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending. The shift toward more stimulative economic policy helped equity markets rebound in 2019.

We continue to believe the probability of recession in 2019 remains relatively low. Economic growth and global earnings are likely to slow somewhat in 2019 because the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. We expect profit margins to continue to contract, which tends to happen late in the business cycle.

In this environment, U.S. and emerging market equities remain relatively attractive. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.76%	13.49%
U.S. small cap equities (Russell 2000® Index)	6.06	4.61
International equities (MSCI Europe, Australasia, Far East Index)	7.45	(3.22)
Emerging market equities (MSCI Emerging Markets Index)	13.76	(5.04)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.18	2.18
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.09	6.44
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.49	5.29
Tax-exempt municipal bonds (S&P Municipal Bond Index)	5.36	5.84
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.54	6.74
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of April 30, 2019	BlackRock Global Allocation Fund, Inc.

Investment Objective

BlackRock Global Allocation Fund, Inc.’s (the “Fund”) investment objective is to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total return means the combination of capital growth and investment income.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended April 30, 2019, the Fund underperformed both its reference benchmark, which is comprised of the S&P 500® Index (36%), FTSE World (ex-US) Index (24%), ICE BofAML Current 5-Year U.S. Treasury Index (24%), and FTSE Non-U.S. Dollar World Government Bond Index (16%) (the “Reference Benchmark”), and the broad-based all-equity benchmark, the FTSE World Index. The Fund invests in both equities and bonds; therefore, Fund management believes that the Reference Benchmark provides a more accurate representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark. The following commentary (and referenced allocation percentages) are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps and options (except with respect to fixed income securities) and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

Within equities, an overweight to Japan detracted from performance. From a sector perspective, stock selection within health care, information technology (“IT”) and financials, as well as an overweight to energy and an underweight to IT, negatively impacted returns. Within fixed income, exposure to emerging market government bonds and to high yield corporate credit detracted from returns. Commodity-related exposure, notably to gold, and holdings of cash and cash equivalents weighed on returns as well. With respect to currency management, an underweight to the British pound negatively impacted performance.

Modest overweight positions within equities in China and India positively contributed to performance. From a sector perspective, stock selection within communication services, consumer staples and real estate was additive. An underweight to fixed income, as well as exposure to investment grade corporate credit within fixed income, positively impacted performance. With respect to currency management, an underweight to the euro and an overweight to the Indian rupee added to relative performance.

The Fund uses derivatives, which may include options, futures, swaps, and forward contracts, both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates, and movements in the securities markets. During the period, the Fund’s use of derivatives contributed to the Fund’s performance.

Describe recent portfolio activity.

During the six-month period, the Fund’s overall equity allocation decreased slightly from 60% to 59% of net assets. Within equities, the Fund decreased exposure to the United States and Japan, and increased exposure to Europe. On a sector basis, the Fund reduced exposure to healthcare, IT and communication services, and increased exposure to industrials, energy and real estate.

The Fund’s allocation to fixed income increased from 31% to 36% of net assets. Within fixed income, the Fund increased exposure to government bonds, primarily in U.S. Treasuries, and decreased exposure to emerging market debt in Mexico and Argentina. The Fund also increased exposure to investment grade corporate bonds.

Relative to the beginning of the period, the Fund’s exposure to commodity-related securities remained essentially unchanged at 1% of net assets.

Reflecting the changes in the Fund’s overall allocations to the equity, fixed income and commodity-related asset classes during the period, the Fund’s exposure to cash and cash equivalent holdings decreased from 8% to 3% of net assets. During the six-month period, cash helped mitigate portfolio volatility and served as a source of funds for new investments and meeting redemptions.

Describe portfolio positioning at period end.

Relative to its Reference Benchmark, the Fund ended the period slightly underweight to equities and fixed income and with modest out of benchmark exposures to commodity-related securities and cash and cash equivalents. Within equities, the Fund was overweight in Asia, and underweight in the United States and to a lesser extent Europe. Within Europe, the Fund was overweight in the Netherlands and France, and underweight in the United Kingdom and Ireland. From a sector perspective, the Fund was overweight in energy, communication services, health care and real estate, and underweight in IT, financials, consumer discretionary, consumer staples and industrials.

Within fixed income, the Fund was underweight in developed European market sovereign debt and Japanese government bonds, and overweight in U.S. Treasuries. In addition, the Fund was overweight in corporate debt. With respect to currency exposure, the Fund was overweight in the U.S. dollar and Japanese yen, and was underweight in the euro and the Australian dollar.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2019 (continued)	BlackRock Global Allocation Fund, Inc.

Performance Summary for the Period Ended April 30, 2019

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.95%	1.97%	N/A	3.73%	N/A	7.24%	N/A
Investor A	5.88	1.74	(3.60)%	3.46	2.35%	6.96	6.38%
Investor C	5.49	0.99	0.02	2.70	2.70	6.16	6.16
Class K	6.04	2.05	N/A	3.78	N/A	7.27	N/A
Class R	5.69	1.40	N/A	3.11	N/A	6.59	N/A
FTSE World Index(c)	9.03	5.71	N/A	7.56	N/A	11.82	N/A
Reference Benchmark(d)	7.32	5.00	N/A	5.35	N/A	8.53	N/A
U.S. Stocks: S&P 500® Index(e)	9.76	13.49	N/A	11.63	N/A	15.32	N/A
Non-U.S. Stocks: FTSE World (ex-U.S.) Index(f)	7.90	(3.30)	N/A	3.08	N/A	8.26	N/A
Non-U.S. Bonds: FTSE Non-U.S. Dollar World Government Bond Index(g)	3.71	(2.78)	N/A	(0.45)	N/A	1.90	N/A
U.S. Bonds: ICE BofAML Current 5-Year U.S. Treasury Index(h)	4.65	5.26	N/A	1.56	N/A	2.39	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing market and economic trends.

(c)	This unmanaged capitalization-weighted index is comprised of 2,620 equities from 35 countries in 4 regions, including the United States.
(d)

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex-U.S.) Index; 24% ICE BofAML Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index.

(e)	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
(f)	This unmanaged capitalization-weighted index is comprised of 1,985 equities from 34 countries, excluding the United States.
(g)	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.
(h)	This unmanaged index is designed to track the total return of the current coupon five-year U.S. Treasury bond.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of April 30, 2019 (continued)	BlackRock Global Allocation Fund, Inc.

Portfolio Information

OVERALL ASSET EXPOSURE

	Percent of Fund’s Net Assets (a)		Reference Benchmark (b) Percentages
	04/30/19	10/31/18
US Equities	32%	35%	35%
European Equities	12	8	13
Asia Pacific Equities	13	15	9
Other Equities	3	2	3
Total Equities	59	60	60

US Dollar Denominated Fixed Income Securities	35	28	24

U.S. Issuers	33	26	—
Non-U.S. Issuers	2	2	—
Non-U.S. Dollar Denominated Fixed Income Securities	1	3	16

Total Fixed Income Securities	36	31	40

Commodity-Related	1	1	—

Cash & Short-Term Securities	3	8	—

(a)	Exposure based on market value and adjusted for the economic value of futures, swaps and options (except with respect to fixed income securities), and convertible bonds.
(b)

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index®; 24% FTSE World (ex U.S.) Index; 24% ICE BofAML Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index. Descriptions of these indexes are found on page 5 of this report to shareholders in the “Performance Summary” section.

GEOGRAPHIC ALLOCATION

	Percent of Total Investments (a)
Country	Long	Short	Total
United States	68%	—%	68%
Japan	8	—	8
United Kingdom	3	—	3
France	3	—	3
Germany	2	—	2
Canada	2	—	2
China	2	—	2
Netherlands	2	—	2
Switzerland	1	—	1
Australia	1	—	1
Taiwan	1	—	1
India	1	—	1
Hong Kong	1	—	1
Singapore	1	—	1
Brazil	1	—	1
Italy	1	—	1
South Korea	1	—	1
Other(b)	1	—	1

(a)	Total investments include the gross notional values of long and short equity securities of the underlying derivative contracts utilized by the Fund and exclude short-term securities.
(b)	Includes holdings within countries representing 1% or less of long-term investments. Please refer to the Consolidated Schedule of Investments for such countries.

TEN LARGEST HOLDINGS (EQUITY INVESTMENTS)

Security	Percent of Total Investments (a)
Alphabet, Inc.	2%
Apple, Inc.	1
Microsoft Corp.	1
Johnson & Johnson	1
Comcast Corp.	1
JPMorgan Chase & Co.	1
Exxon Mobil Corp.	1
Amazon.com, Inc.	1
Williams Cos., Inc.	1
Danone SA	1

(a)	Excludes short-term securities, options purchased, options written and investments sold short.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of June 8, 2016 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at NAV on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time / after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

ABOUT FUND PERFORMANCE	7

Disclosure of Expenses	BlackRock Global Allocation Fund, Inc.

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on November 1, 2018 and held through April 30, 2019), is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual				Hypothetical (c)
			Expenses Paid During the Period			Including Dividend Expense and Broker Fees and Expenses on Short Sales		Excluding Dividend Expense and Broker Fees and Expenses on Short Sales
	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Including Dividend Expense and Broker Fees and Expenses on Short Sales (a)	Excluding Dividend Expense and Broker Fees and Expenses on Short Sales (b)	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period (a)	Ending Account Value (04/30/19)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$1,059.50	$4.09	$4.09	$1,000.00	$1,020.83	$4.01	$1,020.83	$3.96
Investor A	1,000.00	1,058.80	5.56	5.56	1,000.00	1,019.39	5.46	1,019.39	5.41
Investor C	1,000.00	1,054.90	9.37	9.37	1,000.00	1,015.67	9.20	1,015.67	9.15
Class K	1,000.00	1,060.40	3.73	3.73	1,000.00	1,021.17	3.66	1,021.17	3.66
Class R	1,000.00	1,056.90	7.19	7.19	1,000.00	1,017.80	7.05	1,017.80	7.00

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.80% for Institutional, 1.09% for Investor A, 1.84% for Investor C, 0.73% for Class K and 1.41% for Class R), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.79% for Institutional, 1.08% for Investor A, 1.83% for Investor C, 0.72% for Class K and 1.40% for Class R), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) April 30, 2019	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 57.0%

Australia — 0.3%
AGL Energy Ltd.	293,540	$4,605,156
BHP Group Ltd.	17,174	454,464
Newcrest Mining Ltd.	2,517,908	44,479,395
Quintis HoldCo Pty. Ltd.(a)(x)	45,776,155	26,138,626
Rio Tinto Ltd.	19,151	1,290,822
South32 Ltd.	144,342	340,910
Stockland	747,229	1,989,220

		79,298,593

Belgium — 0.0%
Anheuser-Busch InBev SA	4,744	421,775

Brazil — 0.6%
Azul SA — ADR(b)(c)	2,840,508	73,739,588
B3 SA — Brasil Bolsa Balcao	6,294	55,298
Banco Santander Brasil SA	46,843	537,707
Itau Unibanco Holding SA, Preference Shares	1,441,236	12,434,524
JBS SA	77,422	390,358
Notre Dame Intermedica Participacoes SA	7,177,526	64,286,734
Petrobras Distribuidora SA	330,096	1,995,174
Suzano SA	28,861	299,791
TIM Participacoes SA	57,965	172,811

		153,911,985

Canada — 1.7%
Canadian National Railway Co.	31,083	2,887,190
Canadian Pacific Railway Ltd.	12,232	2,740,673
Enbridge, Inc.	3,749,444	138,508,609
Imperial Oil Ltd.	70,418	2,045,733
Magna International, Inc.	24,912	1,386,645
Nutrien Ltd.	44,699	2,424,296
Suncor Energy, Inc.	4,057,948	133,821,111
Teck Resources Ltd., Class B	83,134	1,965,877
TransCanada Corp.	3,164,314	151,023,540
Wheaton Precious Metals Corp.	2,001,518	43,296,254

		480,099,928

Chile — 0.0%
Cia Cervecerias Unidas SA, ADR	217,153	5,980,394

China — 1.3%
Agile Group Holdings Ltd.	1,024,000	1,547,031
Agricultural Bank of China Ltd., Class H	1,889,000	873,069
Alibaba Group Holding Ltd. — ADR(c)	339,158	62,937,550
Angel Yeast Co. Ltd., Class A	2,288,936	9,466,466
Anhui Conch Cement Co. Ltd., Class A	119,700	710,871
Anhui Conch Cement Co. Ltd., Class H	334,000	2,038,674
Baidu, Inc. — ADR(c)	14,256	2,369,775
Bank of China Ltd., Class H	574,000	274,088
Beijing Capital International Airport Co. Ltd., Class H	462,000	411,265
BYD Electronic International Co. Ltd.	36,500	65,437
CGN Power Co. Ltd., Class H(d)	1,956,000	516,060
China CITIC Bank Corp. Ltd., Class H	2,237,000	1,435,400
China Communications Services Corp. Ltd., Class H	570,000	459,724
China Construction Bank Corp., Class H	940,000	828,671
China Hongqiao Group, Ltd.	1,601,000	1,319,784
China Longyuan Power Group Corp. Ltd., Class H	459,000	316,526
China Mobile Ltd.	364,500	3,477,841
China Petroleum & Chemical Corp., Class A	2,280,900	1,922,270
China Petroleum & Chemical Corp., Class H	5,706,000	4,386,253
China Resources Cement Holdings Ltd.	2,174,000	2,179,781
China Resources Gas Group Ltd.	278,000	1,290,393
China Resources Power Holdings Co. Ltd.	38,000	53,174
China Shenhua Energy Co. Ltd., Class H	823,000	1,821,678
CLP Holdings Ltd.	1,129,500	12,819,444

Security	Shares	Value

China (continued)
CNOOC Ltd.	1,673,000	$3,038,726
Country Garden Holdings Co. Ltd.	326,000	525,335
Country Garden Services Holdings Co. Ltd.(c)	213,298	393,969
Daqin Railway Co. Ltd., Class A	64,100	81,133
Dongfeng Motor Group Co. Ltd., Class H	280,000	272,025
Fosun International Ltd.	1,783,500	2,770,493
Industrial & Commercial Bank of China Ltd., Class H	5,093,000	3,830,750
Kweichow Moutai Co. Ltd., Class A	329,580	47,662,839
Lenovo Group Ltd.	50,000	46,334
Logan Property Holdings Co. Ltd.	184,000	292,812
Meituan Dianping, Class B(c)	70,600	514,183
New Oriental Education & Technology Group, Inc. — ADR(c)	98,066	9,361,380
PetroChina Co. Ltd., Class H	682,000	432,315
Pinduoduo, Inc., ADR(c)	35,332	785,430
Sany Heavy Industry Co. Ltd., Class A	397,600	723,941
SINA Corp.(c)	12,393	780,015
Sinopec Engineering Group Co. Ltd., Class H	152,000	146,988
Sinopec Shanghai Petrochemical Co. Ltd., Class H	4,600,000	2,083,471
TAL Education Group — ADR(c)	361,561	13,909,252
Tencent Holdings Ltd.	2,885,000	142,194,849
Tingyi Cayman Islands Holding Corp.	442,000	727,854
Tsingtao Brewery Co. Ltd., Class A	5,941	44,993
Tsingtao Brewery Co. Ltd., Class H	306,000	1,951,986
Want Want China Holdings Ltd.	13,315,000	10,571,220
Yanzhou Coal Mining Co. Ltd., Class H	966,000	1,031,317
Yum China Holdings, Inc.	271,331	12,899,076
Zhejiang Expressway Co. Ltd., Class H	1,022,000	1,096,193
Zijin Mining Group Co. Ltd., Class H	3,134,000	1,224,273

		372,914,377

Czech Republic — 0.1%
CEZ AS	470,076	10,949,313

Denmark — 0.1%
Carlsberg A/S, Class B	38,137	4,931,145
Novo Nordisk A/S, Class B	522,220	25,585,929

		30,517,074

Finland — 0.0%
Nokia OYJ	481,744	2,531,378

France — 2.7%
Cie de Saint-Gobain	330,598	13,554,501
Cie Generale des Etablissements Michelin SCA	1,292	167,069
Danone SA	2,978,973	240,834,980
Dassault Aviation SA	29,722	44,970,550
Eiffage SA	145,555	15,197,572
Electricite de France SA	3,283	47,413
Engie SA	143,031	2,122,938
EssilorLuxottica SA	214,951	26,189,329
Kering SA	9,091	5,379,639
Natixis SA	156,370	921,448
Publicis Groupe SA	58,455	3,474,351
Renault SA	11,834	807,391
Safran SA	874,143	127,416,120
Sanofi	300,069	26,180,800
Societe Generale SA	159,727	5,065,185
Sodexo SA	1,014,734	116,373,407
TOTAL SA	1,120,759	62,303,845
TOTAL SA — ADR	39,161	2,180,093
Unibail-Rodamco-Westfield	392,455	67,457,240
Vivendi SA	4,043	117,352

		760,761,223

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany — 1.4%
adidas AG	12,601	$3,245,866
Allianz SE, Registered Shares	10,865	2,626,224
Bayer AG, Registered Shares	1,064,351	70,838,709
Deutsche Boerse AG	5,958	796,122
Evonik Industries AG	82,347	2,458,277
Fresenius SE & Co. KGaA	1,774,807	100,924,212
Knorr-Bremse AG(c)	898,415	97,535,524
SAP SE	27,584	3,555,807
Siemens AG, Registered Shares	826,112	99,052,660
Vonovia SE	158,181	7,905,330

		388,938,731

Hong Kong — 0.9%
Beijing Enterprises Holdings Ltd.	250,500	1,334,744
China Resources Beer Holdings Co. Ltd.	278,000	1,271,974
CITIC Ltd.	801,000	1,166,459
CK Asset Holdings Ltd.	61,000	490,473
CK Infrastructure Holdings Ltd.	1,694,000	13,737,529
Hang Lung Properties Ltd.	6,245,000	14,699,016
HKT Trust & HKT Ltd.(e)	6,141,000	9,518,988
Hongkong Land Holdings Ltd.	439,000	3,065,053
Hysan Development Co. Ltd.	787,000	4,410,924
I-CABLE Communications Ltd.(b)(c)	1,370,132	18,149
Jardine Matheson Holdings Ltd.	276,400	18,195,431
Link REIT	1,002,500	11,713,165
Power Assets Holdings Ltd.	616,000	4,296,705
Sino Land Co. Ltd.	3,734,000	6,568,311
Sun Hung Kai Properties Ltd.	7,915,666	136,611,249
Swire Pacific Ltd., Class A	750,500	9,503,926
WH Group Ltd.(d)	451,500	534,221
Wharf Real Estate Investment Co. Ltd.	1,249,000	9,572,688

		246,709,005

India — 1.0%
Coal India Ltd.	3,349,179	12,142,717
HCL Technologies Ltd.	124,165	2,113,239
Hero MotoCorp Ltd.	301,383	10,887,393
Hindustan Petroleum Corp. Ltd.	235,086	988,368
Housing Development Finance Corp. Ltd.	2,969,689	85,197,047
Infosys Ltd.	108,154	1,164,923
Maruti Suzuki India Ltd.	286,366	27,439,424
Nestle India Ltd.	426	66,742
Oil & Natural Gas Corp. Ltd.	3,126,711	7,607,977
Reliance Industries Ltd.	6,787,821	135,983,620
Tata Consultancy Services Ltd.	39,464	1,282,756

		284,874,206

Indonesia — 0.1%
Bank Central Asia Tbk PT	5,530,300	11,171,614

Ireland — 0.0%
Accenture PLC, Class A	30,743	5,615,824
Medtronic PLC	38,934	3,457,728

		9,073,552

Italy — 0.5%
Enel SpA	13,440,852	85,109,652
Eni SpA	139,811	2,382,539
RAI Way SpA(d)	5,636,447	29,712,658
Snam SpA	998,222	5,081,833
Telecom Italia SpA(c)	40,256,111	22,534,370
Telecom Italia SpA, Non-Convertible Savings Shares	3,122,556	1,630,513
UniCredit SpA	112,722	1,560,535

		148,012,100

Security	Shares	Value

Japan — 7.1%
Aeon Co. Ltd.	44,900	$830,046
AGC, Inc.	3,800	129,648
Ajinomoto Co., Inc.	5,468,800	88,482,554
Alfresa Holdings Corp.	297,600	8,304,209
Alps Alpine Co. Ltd.	153,620	3,248,874
Astellas Pharma, Inc.(f)	4,712,350	63,823,453
Canon Marketing Japan, Inc.	267,000	5,793,343
Dai-ichi Life Holdings, Inc.	3,100	44,748
Daicel Corp.	1,029,300	11,547,358
Daikin Industries Ltd.	383,100	48,776,091
Daiwa House Industry Co. Ltd.	25,200	706,343
Denso Corp.	2,050,180	89,582,600
Dowa Holdings Co. Ltd.	153,600	5,008,477
East Japan Railway Co.	1,572,373	148,183,319
Eisai Co. Ltd.	12,300	716,237
Exedy Corp.	184,900	4,237,013
Fujitsu Ltd.	3,100	227,585
GS Yuasa Corp.	480,700	9,658,138
Hino Motors Ltd.	502,400	4,762,993
Hitachi Ltd.	150,700	5,012,014
Hoya Corp.	1,319,017	93,159,031
Japan Airlines Co. Ltd.	3,983,800	129,925,169
Japan Aviation Electronics Industry Ltd.	500,400	8,096,229
JFE Holdings, Inc.	35,400	609,158
Kamigumi Co. Ltd.	246,900	5,898,100
KDDI Corp.	402,100	9,267,417
Keyence Corp.	14,100	8,809,587
Kinden Corp.	1,019,900	16,386,806
Koito Manufacturing Co. Ltd.	1,495,200	89,533,632
Kuraray Co. Ltd.	379,500	5,098,864
Kyowa Hakko Kirin Co. Ltd.	42,500	826,764
Kyudenko Corp.	140,700	4,015,386
Mabuchi Motor Co. Ltd.	276,300	10,247,413
Maeda Road Construction Co. Ltd.	268,600	5,330,136
Medipal Holdings Corp.	337,800	7,595,876
Mitsubishi Electric Corp.	6,238,800	89,276,802
Mitsubishi Estate Co. Ltd.	656,000	11,092,921
Mitsubishi Heavy Industries Ltd.	47,500	1,979,564
Mitsubishi Motors Corp.	47,500	266,738
Mitsubishi Tanabe Pharma Corp.	18,400	231,603
Mitsubishi UFJ Financial Group, Inc.	462,200	2,293,217
Mitsui & Co. Ltd.	49,100	794,172
Murata Manufacturing Co. Ltd.	1,611,320	80,910,256
Nichias Corp.	429,800	8,309,032
Nippo Corp.	248,700	5,056,364
Nippon Telegraph & Telephone Corp.	218,100	9,074,791
Nippon Television Holdings, Inc.	627,100	9,179,023
NTT DOCOMO, Inc.	4,900	106,406
Okumura Corp.	306,224	9,906,690
Olympus Corp.	2,873,100	32,246,542
Ono Pharmaceutical Co. Ltd.	124,300	2,335,003
Oracle Corp. Japan	11,800	809,099
Otsuka Holdings Co. Ltd.	51,700	1,848,253
Panasonic Corp.	92,200	848,995
Recruit Holdings Co. Ltd.	1,600	48,182
Rohm Co. Ltd.	548,600	40,453,942
Seino Holdings Co Ltd.	349,400	4,756,580
Seven & i Holdings Co. Ltd.	166,400	5,758,653
Shimamura Co. Ltd.	56,100	4,183,041
Shin-Etsu Chemical Co. Ltd.	1,216,240	115,207,695
Shionogi & Co. Ltd.	12,600	736,004
Shiseido Co. Ltd.	22,200	1,746,207
Sompo Holdings, Inc.	6,900	260,428
Sony Corp.	117,200	5,903,141

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Stanley Electric Co. Ltd.	160,600	$4,354,356
Subaru Corp.	4,598,890	112,695,529
Sumitomo Chemical Co. Ltd.	426,500	2,127,809
Sumitomo Mitsui Financial Group, Inc.	11,100	403,443
Suzuken Co. Ltd.	137,600	7,934,069
Suzuki Motor Corp.	2,802,608	127,893,237
Sysmex Corp.	34,900	1,999,842
T&D Holdings, Inc.	88,300	956,385
Takeda Pharmaceutical Co. Ltd.	16,100	594,118
Toagosei Co. Ltd.(f)	1,062,600	11,600,003
Toda Corp.	1,300,900	8,045,639
Tokyo Gas Co. Ltd.	3,635,757	92,501,428
Tokyo Steel Manufacturing Co. Ltd.	1,336,000	11,441,269
Toray Industries, Inc.	6,024,200	41,224,046
Toshiba Corp.	100,900	3,362,142
Toyota Industries Corp.	1,422,080	80,608,773
TV Asahi Holdings Corp.	456,200	8,050,891
Ube Industries Ltd.	1,612,950	34,510,193
Unicharm Corp.	34,900	1,151,763
Yahoo! Japan Corp.	290,000	774,146
Yamato Holdings Co. Ltd.	13,100	284,580
Yamato Kogyo Co. Ltd.	190,800	5,297,555
ZOZO, Inc.	3,670,300	65,197,171

		1,962,502,342

Macau — 0.0%
Sands China Ltd.	35,200	193,747

Malaysia — 0.0%
Malaysia Airports Holdings Bhd	2,221,700	4,103,162

Mexico — 0.0%
America Movil SAB de CV, Series L	3,857,667	2,873,245
Grupo Televisa SAB CPO	158,059	321,491

		3,194,736

Netherlands — 1.4%
ABN AMRO Group NV CVA(d)	6,058,118	142,682,465
Adyen NV(c)(d)	2,122	1,729,426
ASML Holding NV	24,664	5,150,109
Koninklijke Ahold Delhaize NV	70,557	1,700,535
Koninklijke Philips NV	5,061,977	217,380,130
NXP Semiconductors NV	49,216	5,198,194

		373,840,859

Norway — 0.0%
Equinor ASA	15,766	351,450

Peru — 0.0%
Southern Copper Corp.	54,174	2,081,365

Portugal — 0.0%
Jeronimo Martins SGPS SA	510,507	8,313,933

Singapore — 0.5%
CapitaLand Ltd.	43,025,800	111,807,386
ComfortDelGro Corp. Ltd.	5,597,400	11,086,675
Genting Singapore Ltd.	3,036,300	2,201,674
Singapore Telecommunications Ltd.	4,416,200	10,302,302
United Overseas Bank Ltd.	567,100	11,613,339

		147,011,376

South Africa — 0.0%
Aspen Pharmacare Holdings Ltd.	85,446	615,714
Kumba Iron Ore Ltd.	4,491	135,062
MultiChoice Group Ltd.(c)	701	6,294
Old Mutual Ltd.	985,505	1,585,180

		2,342,250

Security	Shares	Value

South Korea — 0.5%
E-MART Inc.	5,748	$847,726
Hana Financial Group, Inc.	60,139	1,896,828
Industrial Bank of Korea	96,996	1,176,189
KB Financial Group, Inc.	27,306	1,078,188
KT&G Corp.	760,247	66,500,472
LG Chem Ltd.	40,159	12,457,462
LG Electronics, Inc.	59,198	3,846,215
NCSoft Corp.	23,270	10,479,339
POSCO	50,537	11,061,715
S-Oil Corp.	99,050	7,809,960
Samsung Electro-Mechanics Co. Ltd.	1,293	120,518
Samsung Electronics Co. Ltd.	84,230	3,311,689
Samsung SDS Co. Ltd.	4,848	901,503
Shinhan Financial Group Co. Ltd.	97,889	3,699,704
SK Telecom Co. Ltd.	47,425	10,059,112
Woongjin Coway Co. Ltd.	118,668	8,919,275

		144,165,895

Spain — 0.5%
Banco Bilbao Vizcaya Argentaria SA	63,253	384,632
CaixaBank SA	481,597	1,535,087
Cellnex Telecom SAU(b)(c)(d)	3,911,736	120,497,420

		122,417,139

Sweden — 0.0%
Assa Abloy AB, Class B	4,978	106,417
Sandvik AB	84,617	1,566,970
Telefonaktiebolaget LM Ericsson, Class B	199,091	1,969,443

		3,642,830

Switzerland — 1.4%
Chubb Ltd.	889,359	129,134,927
Ferguson PLC	335,814	23,898,503
Glencore PLC(c)	764,793	3,034,360
Nestle SA, Registered Shares	2,428,035	233,765,391
Roche Holding AG	5,069	1,337,523
Swiss Re AG	12,887	1,240,732

		392,411,436

Taiwan — 1.0%
Cathay Financial Holding Co. Ltd.	7,449,000	10,786,639
Cheng Shin Rubber Industry Co. Ltd.	3,408,672	4,553,809
Chunghwa Telecom Co. Ltd.	17,103,000	61,608,731
Far EasTone Telecommunications Co. Ltd.	10,357,000	25,415,451
Formosa Chemicals & Fibre Corp.	2,331,000	8,387,735
Formosa Petrochemical Corp.	1,812,000	6,724,397
Formosa Plastics Corp.	2,817,000	10,223,224
Fubon Financial Holding Co. Ltd.	8,914,000	13,173,012
Globalwafers Co. Ltd.	65,000	712,512
Hon Hai Precision Industry Co. Ltd.	4,726,760	13,307,381
MediaTek, Inc.	114,000	1,092,636
Nan Ya Plastics Corp.	3,319,000	8,396,740
Taiwan Mobile Co. Ltd.	8,266,000	30,227,436
Taiwan Semiconductor Manufacturing Co. Ltd.	9,414,000	79,040,231
Uni-President Enterprises Corp.	5,880,000	13,974,860

		287,624,794

Thailand — 0.2%
Advanced Info Service PCL, Foreign Registered Shares	2,306,100	13,793,684
Intouch Holdings PCL, Class F	6,084,800	14,126,244
PTT Global Chemical PCL, Foreign Registered Shares	5,104,500	10,992,463
Siam Cement PCL, Foreign Registered Shares	752,400	10,882,643
Thai Beverage PCL	4,707,900	2,908,078
Thai Oil PCL, Foreign Registered Shares — NVDR	3,489,000	7,568,152

		60,271,264

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Turkey — 0.0%
Turkiye Is Bankasi AS, Class C(c)	105,297	$94,819

United Arab Emirates — 0.3%
NMC Health PLC	1,924,420	71,064,728

United Kingdom — 2.8%
Berkeley Group Holdings PLC	183,287	8,991,440
Diageo PLC	47,439	1,999,920
Experian PLC	10,927	318,073
Fiat Chrysler Automobiles NV	102,710	1,582,904
GlaxoSmithKline PLC	227,912	4,682,046
GW Pharmaceuticals PLC — ADR(b)(c)	102,410	17,339,037
HSBC Holdings PLC	11,263,758	98,140,727
Kingfisher PLC	22,286,610	76,848,381
Liberty Global PLC, Class A(c)	2,255,589	60,923,459
Liberty Global PLC, Class C(c)	50,656	1,324,654
National Grid PLC	200,516	2,196,839
Rio Tinto PLC	1,149	67,032
Rolls-Royce Holdings PLC(c)	179,426	2,148,722
Royal Dutch Shell PLC — ADR, Class A	1,382,657	87,840,199
Royal Dutch Shell PLC, Class A	7,479,550	238,010,964
Royal Dutch Shell PLC, Class B	109,523	3,534,674
SSE PLC	7,789	116,544
Vodafone Group PLC	92,764,427	172,066,314
WPP PLC	16,282	203,163

		778,335,092

United States — 30.6%
Abbott Laboratories	121,476	9,664,631
AbbVie, Inc.	23,370	1,855,344
Adobe, Inc.(c)	28,485	8,239,286
AES Corp.	126,653	2,168,299
Agilent Technologies, Inc.	4,803	377,036
Air Products & Chemicals, Inc.	1,031,884	212,351,408
Allergan PLC	17,864	2,626,008
Ally Financial, Inc.	50,773	1,508,466
Alphabet, Inc., Class A(c)	3,860	4,627,986
Alphabet, Inc., Class C(b)(c)	338,090	401,813,203
Altria Group, Inc.	2,748,847	149,344,858
Amazon.com, Inc.(c)	134,997	260,074,420
American Airlines Group, Inc.	48,432	1,655,406
American Tower Corp.	46,241	9,030,867
Ameriprise Financial, Inc.	54,353	7,977,390
Amgen, Inc.	23,045	4,132,429
Anadarko Petroleum Corp.	62,401	4,545,913
Anthem, Inc.	863,617	227,157,180
Apple, Inc.	1,737,215	348,606,934
AT&T, Inc.	9,011	278,981
Autodesk, Inc.(c)	17,756	3,164,297
Automatic Data Processing, Inc.	8,465	1,391,561
Bank of America Corp.	201,351	6,157,314
Bank of New York Mellon Corp.	45,416	2,255,359
Baxter International, Inc.	109,075	8,322,423
BB&T Corp.	10,773	551,578
Berkshire Hathaway, Inc., Class B(b)(c)	92,762	20,102,453
Biogen, Inc.(c)	194,419	44,568,612
Boeing Co.	17,191	6,492,869
Booking Holdings, Inc.(c)	1,999	3,708,125
Bristol-Myers Squibb Co.	116,144	5,392,566
C.H. Robinson Worldwide, Inc.	121,666	9,854,946
Capital One Financial Corp.	22,059	2,047,737
Cardinal Health, Inc.	43,787	2,132,865
Carnival Corp.	61,212	3,358,090
Caterpillar, Inc.	26,233	3,657,405
CenterPoint Energy, Inc.	51,581	1,599,011
Charles Schwab Corp.	2,136,337	97,801,508

Security	Shares	Value

United States (continued)
Charter Communications, Inc., Class A(c)	571,801	$212,246,813
Chevron Corp.	67,300	8,080,038
Cisco Systems, Inc.	210,785	11,793,421
Citigroup, Inc.	668,656	47,273,979
Cloudera, Inc.(c)	4,389,097	48,850,650
Cognizant Technology Solutions Corp., Class A	18,966	1,383,759
Colgate-Palmolive Co.	2,734,908	199,073,953
Comcast Corp., Class A(g)	6,433,224	280,038,241
ConocoPhillips	33,880	2,138,506
Corning, Inc.	141,661	4,511,903
Costco Wholesale Corp.	12,806	3,144,257
CSX Corp.	113,343	9,025,503
Cummins, Inc.	9,724	1,617,004
CVS Health Corp.	1,727,160	93,922,961
DaVita, Inc.(c)	1,470,593	81,235,557
Delta Air Lines, Inc.	36,808	2,145,538
Devon Energy Corp.	71,320	2,292,225
Discover Financial Services	35,900	2,925,491
Dollar Tree, Inc.(c)	1,322,212	147,135,751
Domo, Inc., Class B(b)(c)	181,583	6,956,445
Dover Corp.	1,036,948	101,662,382
Dow, Inc.(c)	595,742	33,840,038
DowDuPont, Inc.	1,787,225	68,718,801
Dropbox, Inc., Class A(c)	3,719,121	90,672,170
DXC Technology Co.	72,927	4,794,221
Eaton Corp. PLC	24,000	1,987,680
eBay, Inc.	93,651	3,628,976
Edwards Lifesciences Corp.(c)	11,705	2,060,899
Emerson Electric Co.	1,948,613	138,332,037
Equinix, Inc.	217,127	98,727,647
Equity Residential	1,061,232	81,099,349
Exelon Corp.	201,819	10,282,678
Expedia Group, Inc.	32,974	4,281,344
Exxon Mobil Corp.	3,352,497	269,138,459
Facebook, Inc., Class A(c)	617,002	119,328,187
Fidelity National Information Services, Inc.	31,262	3,624,204
Fieldwood Energy, Inc.(a)	360,698	12,263,732
Fieldwood Energy, Inc.(a)(c)	97,383	3,311,022
Fifth Third Bancorp	103,434	2,980,968
FleetCor Technologies, Inc.(c)	594,455	155,123,032
Fortune Brands Home & Security, Inc.	94,366	4,980,637
General Electric Co.	164,951	1,677,552
General Motors Co.	109,218	4,254,041
Gilead Sciences, Inc.	1,738,173	113,050,772
Global Payments, Inc.	59,181	8,644,569
Goldman Sachs Group, Inc.	34,114	7,024,755
Hartford Financial Services Group, Inc.	190,683	9,974,628
HCA Healthcare, Inc.	555,805	70,715,070
Helmerich & Payne, Inc.	35,843	2,097,532
Hewlett Packard Enterprise Co.	187,830	2,969,592
Home Depot, Inc.	22,663	4,616,453
Honeywell International, Inc.	19,579	3,399,502
HP, Inc.	36,857	735,297
Humana, Inc.	7,324	1,870,623
Huntsman Corp.	64,311	1,430,277
Illumina, Inc.(c)	5,588	1,743,456
Intel Corp.	184,637	9,423,872
International Business Machines Corp.	41,914	5,879,277
Intuit, Inc.	36,151	9,076,070
Intuitive Surgical, Inc.(c)	4,007	2,046,094
Jawbone Health Hub, Inc., (Acquired 01/24/17, Cost $0)(a)(h)	1,518,232	15
Johnson & Johnson	2,108,491	297,718,929
JPMorgan Chase & Co.	2,405,806	279,193,786

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
KAR Auction Services, Inc.	1,163,631	$65,721,879
KeyCorp	12,475	218,936
KLA-Tencor Corp.	26,559	3,385,741
Kohl’s Corp.	31,830	2,263,113
Kroger Co.	52,110	1,343,396
Lam Research Corp.	410	85,046
Lear Corp.	10,254	1,466,322
Liberty Broadband Corp., Class A(c)	175,188	17,236,747
Liberty Broadband Corp., Class C(c)	749,611	73,994,102
Liberty Media Corp. — Liberty SiriusXM, Class A(c)	618,638	24,708,402
Liberty Media Corp. — Liberty SiriusXM, Class C(c)	1,036,619	41,630,619
Lockheed Martin Corp.	2,122	707,326
Lookout, Inc., (Acquired 03/04/15, cost $2,096,082)(a)(h)	183,495	2
Lowe’s Cos., Inc.	179,067	20,259,640
M&T Bank Corp.	2,239	380,787
Marathon Petroleum Corp.	1,533,595	93,349,928
Marsh & McLennan Cos., Inc.	2,080,857	196,204,007
Masco Corp.	238,851	9,329,520
Mastercard, Inc., Class A	49,152	12,496,405
McDonald’s Corp.	17,860	3,528,600
McKesson Corp.	25,532	3,044,691
Merck & Co., Inc.	803,907	63,275,520
MetLife, Inc.	55,532	2,561,691
Micron Technology, Inc.(c)	40,131	1,687,910
Microsoft Corp.	2,339,313	305,514,278
Mondelez International, Inc., Class A	185,675	9,441,574
Monster Beverage Corp.(c)	10,383	618,827
Morgan Stanley	1,642,702	79,260,372
Mylan NV(c)	65,617	1,771,003
Newmont Goldcorp Corp.	2,304,055	71,563,948
NextEra Energy Partners LP	619,275	28,505,228
NextEra Energy, Inc.	833,030	161,974,353
NIKE, Inc., Class B	66,851	5,871,523
Norfolk Southern Corp.	20,939	4,271,975
Northrop Grumman Corp.	10,962	3,177,993
NRG Energy, Inc.	52,226	2,150,144
Occidental Petroleum Corp.	22,888	1,347,645
Omnicom Group, Inc.	92,580	7,409,177
ONEOK, Inc.	2,003,227	136,079,210
Oracle Corp.	802,745	44,415,881
Packaging Corp. of America	16,377	1,623,943
Paychex, Inc.	34,351	2,896,133
PayPal Holdings, Inc.(c)	33,672	3,797,191
PepsiCo, Inc.	120,414	15,419,013
Pfizer, Inc.	4,392,127	178,364,277
Philip Morris International, Inc.	543,435	47,039,734
Phillips 66	75,356	7,103,810
Procter & Gamble Co.	70,822	7,541,127
Progressive Corp.	24,437	1,909,752
Prudential Financial, Inc.	22,937	2,424,670
PVH Corp.	16,476	2,125,239
QUALCOMM, Inc.	1,127,801	97,137,500
Raytheon Co.	952,003	169,066,213
Reinsurance Group of America, Inc.	20,989	3,180,043
Rockwell Automation, Inc.	10,167	1,837,279
Ross Stores, Inc.	30,513	2,979,900
Royal Caribbean Cruises Ltd.	39,783	4,811,356
Schlumberger Ltd.	201,030	8,579,960
Sempra Energy	500,533	64,043,197
ServiceNow, Inc.(c)	2,320	629,903
Starbucks Corp.	80,711	6,269,630
State Street Corp.	16,609	1,123,765
Stryker Corp.	52,701	9,955,746

Security		Shares	Value

United States (continued)
SunTrust Banks, Inc.		1,504,380	$98,506,802
Symantec Corp.		18,321	443,551
Synchrony Financial		3,816	132,301
Sysco Corp.		25,800	1,815,546
Target Corp.		36,397	2,817,856
Texas Instruments, Inc.		4,966	585,144
Thermo Fisher Scientific, Inc.		36,842	10,221,813
TJX Cos., Inc.		4,186	229,728
Travelers Cos., Inc.		95,173	13,681,119
U.S. Bancorp		233,101	12,428,945
Union Pacific Corp.		33,005	5,843,205
United Continental Holdings, Inc.(c)		42,646	3,789,524
United Parcel Service, Inc., Class B		24,952	2,650,401
United Technologies Corp.		1,198,885	170,972,990
UnitedHealth Group, Inc.		401,749	93,635,639
Valero Energy Corp.		32,632	2,958,417
VeriSign, Inc.(b)(c)		20,134	3,975,458
Verizon Communications, Inc.		3,240,649	185,332,716
Vertex Pharmaceuticals, Inc.(c)		286	48,328
VF Corp.		28,027	2,646,029
Visa, Inc., Class A		80,904	13,303,045
Vistra Energy Corp.		552,242	15,048,595
VMware, Inc., Class A		29,807	6,084,503
Vornado Realty Trust		68,135	4,710,854
Walmart, Inc.		76,204	7,836,819
Walt Disney Co.		33,932	4,647,666
Waste Management, Inc.		16,543	1,775,726
Wells Fargo & Co.		4,618,996	223,605,596
Welltower, Inc.		312,902	23,320,586
Western Digital Corp.		1,239,790	63,378,065
Weyerhaeuser Co.		492,143	13,189,432
Williams Cos., Inc.		8,554,732	242,355,558
Wyndham Destinations, Inc.		45,582	1,985,552
Xcel Energy, Inc.		26,001	1,469,057
Yum! Brands, Inc.		41,745	4,357,761
Zoetis, Inc.		24,930	2,538,871
Zynga, Inc., Class A(c)		8,296,706	46,959,356

			8,526,162,780

Total Common Stocks — 57.0% (Cost — $12,397,342,439)			15,876,291,245

		Par (000)

Corporate Bonds — 5.3%

Australia — 0.6%
Quintis Australia Pty. Ltd.(a)(d)(i)(x):
(7.50% Cash or 8.00% PIK), 7.50%, 10/01/26	USD	77,920	77,919,849
(0.00% Cash), 12.00%, 10/01/28		89,251	89,251,400

			167,171,249

Cayman Islands — 0.1%
Baidu, Inc., 4.38%, 05/14/24		15,736	16,367,950

Chile — 0.0%
Inversiones Alsacia SA, 1.00%, 12/31/18(c)(j)		34,232	855,788

China — 0.0%
China Milk Products Group Ltd., 0.00%, 01/15/49(c)(j)(k)(l)		39,500	395,000

France — 0.1%
Danone SA, 2.59%, 11/02/23(d)		21,627	21,243,599

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

India — 0.0%
REI Agro Ltd.(c)(j):
5.50%, 11/13/17(a)	USD	8,271	$1
5.50%, 11/13/17		46,516	465

			466

Japan — 0.3%
Mitsubishi UFJ Financial Group, Inc., 3.78%, 03/02/25		8,102	8,354,745
Sumitomo Mitsui Financial Group, Inc., 3.94%, 10/16/23		62,445	64,932,168
Takeda Pharmaceutical Co., Ltd., 3.80%, 11/26/20(d)		15,060	15,265,812

			88,552,725

Luxembourg — 0.0%
Intelsat Jackson Holdings SA, 8.00%, 02/15/24(d)		6,234	6,506,737

Netherlands — 0.1%
Bio City Development Co. BV, 8.00%, 07/06/20(a)(c)(d)(j)(k)(x)		140,850	14,789,250
ING Groep NV, 4.10%, 10/02/23		29,187	30,138,449

			44,927,699

Singapore — 0.1%
CapitaLand Ltd., 1.95%, 10/17/23(d)(k)	SGD	24,500	17,968,348

Switzerland — 0.0%
UBS Group Funding Switzerland AG, 4.13%, 09/24/25(d)	USD	13,240	13,722,752

United Kingdom — 0.1%
HSBC Holdings PLC:
(3 mo. LIBOR US + 1.06%), 3.26%, 03/13/23(m)		20,273	20,416,485
3.80%, 03/11/25(n)		11,570	11,786,301

			32,202,786

United States — 3.9%
Allergan Funding SCS, 3.45%, 03/15/22		19,282	19,379,684
Allergan Sales LLC, 5.00%, 12/15/21(d)		9,540	9,937,900
Altria Group, Inc.:
3.49%, 02/14/22		5,615	5,688,365
3.80%, 02/14/24		11,571	11,786,800
4.40%, 02/14/26		17,760	18,344,182
American Express Co., 3.70%, 08/03/23		43,470	44,680,907
Aon Corp., 4.50%, 12/15/28		4,580	4,851,257
Apple, Inc.:
3.35%, 02/09/27		35,469	36,119,532
3.20%, 05/11/27		34,084	34,290,171
AvalonBay Communities, Inc., 3.50%, 11/15/24		4,447	4,558,879
Bank of America Corp.:
3.30%, 01/11/23		20,307	20,563,839
4.13%, 01/22/24		17,937	18,795,529
3.86%, 07/23/24(n)		4,640	4,769,336
4.00%, 01/22/25		10,856	11,123,400
Becton Dickinson & Co.:
3.13%, 11/08/21		19,690	19,774,886
2.89%, 06/06/22		27,950	27,875,699
3.36%, 06/06/24		8,650	8,669,515
BP Capital Markets America, Inc., 3.79%, 02/06/24		16,845	17,483,333
Broadcom, Inc., 3.13%, 04/15/21(d)		33,565	33,549,896
Capital One Financial Corp.:
3.20%, 01/30/23		14,613	14,656,799
3.30%, 10/30/24		10,979	10,966,187
Cigna Corp., 3.75%, 07/15/23(d)		23,454	23,872,646
Citigroup, Inc., 3.35%, 04/24/25(n)		33,630	33,801,211
Comcast Corp., 3.70%, 04/15/24		40,224	41,629,427
CVS Health Corp., 3.70%, 03/09/23		62,409	63,284,922
eBay, Inc., 2.75%, 01/30/23		10,896	10,795,071
Energy Transfer Operating LP, 4.05%, 03/15/25		6,342	6,440,936

Security		Par (000)	Value

United States (continued)
Enterprise Products Operating LLC:
3.35%, 03/15/23	USD	27,646	$28,000,683
3.90%, 02/15/24		6,670	6,913,150
3.75%, 02/15/25		6,181	6,383,886
Gilead Sciences, Inc.:
3.25%, 09/01/22		20,321	20,598,379
3.70%, 04/01/24		22,481	23,203,722
Goldman Sachs Group, Inc.:
(3 mo. LIBOR US + 1.05%), 2.91%, 06/05/23(m)		20,313	20,141,760
3.63%, 02/20/24		23,678	24,096,920
Halfmoon Parent, Inc., 3.40%, 09/17/21(d)		27,544	27,829,366
Hughes Satellite Systems Corp., 7.63%, 06/15/21		3,734	3,986,045
Kinder Morgan Energy Partners LP:
4.30%, 05/01/24		4,807	5,027,472
4.15%, 02/01/24		4,981	5,160,219
Marsh & McLennan Cos., Inc.:
3.88%, 03/15/24		11,636	12,093,861
4.38%, 03/15/29		4,595	4,906,935
McDonald’s Corp., 3.35%, 04/01/23		12,989	13,250,732
NextEra Energy Capital Holdings, Inc., 2.90%, 04/01/22		18,355	18,434,349
Northrop Grumman Corp., 2.55%, 10/15/22		20,306	20,098,791
Philip Morris International, Inc., 3.60%, 11/15/23		8,146	8,356,687
QUALCOMM, Inc.:
2.60%, 01/30/23		10,230	10,151,920
2.90%, 05/20/24		26,459	26,372,679
Simon Property Group LP, 2.75%, 06/01/23		8,126	8,109,345
Starbucks Corp., 3.10%, 03/01/23		20,360	20,565,768
SunTrust Banks, Inc., 4.00%, 05/01/25		7,866	8,218,474
TransDigm, Inc., 6.25%, 03/15/26(d)		52,242	54,396,983
UnitedHealth Group, Inc., 3.70%, 12/15/25		4,526	4,689,189
Verizon Communications, Inc., 3.50%, 11/01/24		22,582	23,128,043
Vistra Operations Co. LLC, 5.63%, 02/15/27(d)		18,081	18,555,626
Walgreen Co., 3.10%, 09/15/22		20,731	20,774,486
Wells Fargo & Co.:
3.07%, 01/24/23		4,057	4,064,763
3.75%, 01/24/24		13,013	13,390,950
Wells Fargo Bank N.A., 3.55%, 08/14/23		36,238	37,155,660
Williams Cos., Inc.:
3.70%, 01/15/23		16,295	16,568,680
4.55%, 06/24/24		9,435	9,944,212

			1,082,260,044

Total Corporate Bonds — 5.3% (Cost — $1,728,284,843)			1,492,175,143

Floating Rate Loan Interests(o) — 0.3%

United States — 0.3%
Fieldwood Energy LLC:
Exit 1st Lien TL, (1 mo. LIBOR + 5.25%, 1.00% Floor), 7.73%, 04/11/22		11,587	11,142,741
Exit 2nd Lien TL, (1 mo. LIBOR + 7.25%, 1.00% Floor), 9.73%, 04/11/23		15,642	13,530,562
Hilton Worldwide Finance LLC, Term Loan B2, (1 mo. LIBOR + 1.75%), 4.23%, 10/25/23		25,167	25,235,026
iHeartCommunications, Inc., Term Loan D, 01/30/20(p)		53,063	39,233,906

Total Floating Rate Loan Interests — 0.3% (Cost — $91,524,894)			89,142,235

Foreign Agency Obligations — 1.7%

Argentina — 0.4%
Argentine Republic Government International Bond:
3.38%, 01/15/23	EUR	24,173	19,637,683
6.88%, 01/26/27	USD	46,861	33,669,628

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security			Par (000)	Value

Argentina (continued)
5.88%, 01/11/28		USD	57,910	$40,128,445
5.25%, 01/15/28		EUR	4,134	3,055,792
7.82%, 12/31/33		EUR	29,307	24,613,465

				121,105,013

Australia — 0.3%
Australia Government Bond, 3.00%, 03/21/47		AUD	86,612	67,878,142

Canada — 0.2%
Canadian Government Bond, 0.75%, 03/01/21		CAD	68,024	50,027,623

Germany — 0.8%
Bundesrepublik Deutschland Bundesanleihe, 0.50%, 02/15/28		EUR	189,390	223,592,988

Total Foreign Agency Obligations — 1.7% (Cost — $494,741,752)				462,603,766

			Shares

Investment Companies — 0.7%

Grantor Trust — 0.7%
iShares Gold Trust(c)(q)(x)			15,082,174	185,359,918

Total Investment Companies — 0.7% (Cost — $184,232,012)				185,359,918

			Par (000)

Preferred Securities — 3.2%

Capital Trusts — 0.9%

Netherlands — 0.0%
ING Groep NV, 6.00%(m)(r)	$		11,013	11,096,699

United Kingdom — 0.3%
HSBC Holdings PLC, 6.38%(m)(r)			39,342	40,374,727
Lloyds Bank PLC, 13.00%(m)(r)			22,138	49,362,592

				89,737,319

United States — 0.6%
American Express Co., Series C, 4.90%(m)(r)			14,602	14,646,828
Citigroup, Inc.(m)(r)
Series O, 5.88%			45,654	46,281,742
Series Q, 5.95%			18,499	18,868,980
Goldman Sachs Group, Inc., Series M, 5.38%(m)(r)			21,566	22,067,841
Morgan Stanley, Series H, 5.45%(m)(r)			15,221	15,240,026
NBCUniversal Enterprise, Inc., 5.25%(d)(r)			15,593	16,050,343
Prudential Financial, Inc.(m)
5.88%, 09/15/42			11,596	12,314,952
5.63%, 06/15/43			7,703	8,068,893
USB Capital IX, 3.62%(m)(r)			5,853	4,653,135

				158,192,740

Total Capital Trusts — 0.9% (Cost — $248,000,180)				259,026,758

			Shares

Preferred Stocks — 1.8%

Brazil — 0.0%
Braskem SA, Preference ‘A’ Shares			72,876	888,020

Germany — 0.3%
Henkel AG & Co. KGaA, Preference Shares			860,343	87,078,098

Security		Shares	Value

South Korea — 0.0%
Samsung Electronics Co. Ltd., Preference Shares		63,472	$2,024,834

United Kingdom — 0.0%
Rolls-Royce Holdings PLC(c)(f)		12,739,246	16,612

United States — 1.5%
Grand Rounds, Inc., Series C, (Acquired 03/31/15, cost $27,587,149), 0.00%(a)(h)		9,935,944	23,945,625
Grand Rounds, Inc., Series D, (Acquired 05/01/18, cost $5,049,088), 0.00%(a)(h)		2,083,258	4,978,987
Lookout, Inc., Series F, (Acquired 09/19/14, cost $53,322,391), 0.00%(a)(h)		4,667,944	25,066,859
Palantir Technologies, Inc., Series I, (Acquired 03/27/14, cost $58,747,474), 0.00%(a)(h)		9,583,601	59,322,490
Uber Technologies, Inc., Series D, (Acquired 06/01/14, cost $90,664,966), 0.00%(a)(h)		5,844,432	274,688,304
Wells Fargo & Co., Series L, 7.50%(k)		8,768	11,463,634

			399,465,899

Total Preferred Stocks — 1.8% (Cost — $333,955,732)			489,473,463

Trust Preferreds — 0.5%

China — 0.3%
Mandatory Exchangeable Trust, 5.75%, 6/01/19(d)(k)		428,203	88,685,123

United States — 0.2%
Citigroup Capital XIII, 8.95%, 10/30/40(m)		945,691	25,599,856
GMAC Capital Trust I, Series 2, 8.47%, 2/15/40(m)		1,039,261	27,332,564

			52,932,420

Total Trust Preferreds — 0.5% (Cost — $92,902,917)			141,617,543

Total Preferred Securities — 3.2%			890,117,764

		Par (000)

U.S. Treasury Obligations — 27.8%
U.S. Treasury Inflation Protected Security, 0.63%, 04/15/23	USD	2352,459	254,455,773
U.S. Treasury Notes:
1.50%, 11/30/19(q)		78,661	78,225,075
2.88%, 09/30/23		1,629,135	1,669,736,107
2.50%, 01/31/24		938,149	946,906,897
2.38%, 02/29/24		881,172	885,199,129
2.13%, 03/31/24		2,194,606	2,178,317,997
3.00%, 10/31/25(s)(t)		433,365	449,362,261
2.88%, 11/30/25		136,770	140,840,735
2.63%, 01/31/26(s)(t)		853,931	865,906,456
2.63%, 02/15/29		274,512	277,311,139

Total U.S. Treasury Obligations — 27.8% (Cost — $7,634,456,695)			7,746,261,569

Rights — 0.0%

Hong Kong — 0.0%
I-CABLE Communications Ltd.		1,027,599	524

Total Rights — 0.0% (Cost — $—)			524

Total Long-Term Investments — 96.0% (Cost — $23,205,441,464)			26,741,952,164

CONSOLIDATED SCHEDULE OF INVESTMENTS	15

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Short-Term Securities — 4.6%

Foreign Agency Obligations — 2.3%
Japan Treasury Discount Bill(u):
0.00%, 05/13/19	JPY	18,572,300	$166,730,554
0.00%, 05/20/19		18,544,450	166,486,028
0.00%, 05/27/19		18,503,750	166,127,280
0.00%, 07/01/19		15,023,450	134,903,554

Total Foreign Agency Obligations — 2.3% (Cost — $640,263,604)			634,247,416

Time Deposits — 0.1%

Australia — 0.0%
Brown Brothers Harriman & Co., 0.72%, 05/01/19	AUD	113	79,805

Canada — 0.0%
Brown Brothers Harriman & Co., 0.84%, 05/01/19	CAD	1,832	1,367,767

Europe — 0.1%
Citibank, New York, (0.58%), 05/01/19	EUR	18,182	20,393,254

Hong Kong — 0.0%
Hongkong & Shanghai Banking Corp. Ltd., 1.04%, 05/01/19	HKD	1,901	242,343

South Africa — 0.0%
HSBC Bank PLC, London, 5.32%, 05/01/19	ZAR	603	42,169

Switzerland — 0.0%
Barclays, London, (1.60%), 05/01/19	CHF	47	46,036

United States — 0.0%
BNP Paribas S.A., 2.45%, 05/01/19	USD	82	81,734

Total Time Deposits — 0.1% (Cost — $22,253,108)			22,253,108

U.S. Treasury Obligations — 1.9%
U.S. Treasury Bills(u):
2.38%, 05/07/19	USD	50,000	49,980,243
2.40%, 05/09/19		50,000	49,973,610
2.41% - 2.42%, 05/14/19		200,000	199,827,822
2.43%, 05/23/19		130,000	129,811,617
2.40%, 05/28/19		78,000	77,860,516
2.42%, 06/11/19		25,000	24,932,250

Total U.S. Treasury Obligations — 1.9% (Cost — $532,387,230)			532,386,058

		Shares

Money Market — 0.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%(v)(x)		17,881,540	17,881,540
SL Liquidity Series, LLC, Money Market Series, 2.61%(v)(w)(x)		74,051,707	74,066,517

Total Money Market — 0.3% (Cost — $91,932,881)			91,948,057

Total Short-Term Securities — 4.6% (Cost — $1,286,836,823)			1,280,834,639

Options Purchased — 0.3% (Cost — $147,546,208)			82,204,914

Total Investments Before Investments Sold Short and Options Written — 100.9% (Cost — $24,639,824,495)			28,104,991,717

Security	Shares	Value

Investments Sold Short — (0.1%)

Common Stocks

Japan — (0.1%)
Sumco Corp.	(1,665,500)	$(21,971,025)
Yaskawa Electric Corp.	(454,700)	(16,927,478)

Total Investments Sold Short — (0.1)% (Proceeds — $41,847,212)		(38,898,503)

Options Written — (0.4)% (Premiums Received — $94,809,299)		(106,390,547)

Total Investments, Net of Investments Sold Short and Options Written — 100.4% (Cost — $24,503,167,984)		27,959,702,667

Liabilities in Excess of Other Assets — (0.4)%		(102,867,446)

Net Assets — 100.0%		$27,856,835,221

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Security, or a portion of the security, is on loan.
(c)	Non-income producing security.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(f)	When-issued security.
(g)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(h)

Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $388,002,282 and an original cost of $237,467,150, which was 1.4% of its net assets.

(i)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(j)	Issuer filed for bankruptcy and/or is in default.
(k)	Convertible security.
(l)	Zero-coupon bond.
(m)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(n)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(o)	Variable rate security. Rate shown is the rate in effect as of period end.
(p)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(q)	All or a portion of security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(r)	Perpetual security with no stated maturity date.
(s)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(t)	All or a portion of the security has been pledged in connection with outstanding futures contracts.
(u)	Rates shown are discount rates or a range of discount rates as of period end.
(v)	Annualized 7-day yield as of period end.
(w)	Security was purchased with the cash collateral from loaned securities.

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Global Allocation Fund, Inc.

(x)

During the six months ended April 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate Persons and/or Related Parties	Shares/ Par Held at 10/31/18	Shares/ Par Purchased	Shares/ Par Sold		Shares/ Par Held at 04/30/19	Value at 04/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	17,881,540	—		17,881,540	$17,881,540	$446,894		$—	$—
SL Liquidity Series, LLC, Money Market Series	74,893,844	—	(842,137	)(b)	74,051,707	74,066,517	646,935	(c)	32,467	7,686
Bio City Development Co. BV	140,850,000	—	—		140,850,000	14,789,250	—		—	(7,042,500)
Quintis Australia Pty. Ltd.	89,251,400	—	—		89,251,400	89,251,400	—		—	133,713
Quintis Australia Pty. Ltd.	75,260,640	2,659,209	—		77,919,849	77,919,849	3,005,094		—	9,770
Quintis HoldCo Pty. Ltd.	45,776,155	—	—		45,776,155	26,138,626	—		—	5,716,301
iShares Gold Trust	28,916,741	7,163,292	(20,997,859)		15,082,174	185,359,918	—		(8,807,337)	23,477,200

						$485,407,100	$4,098,923		$(8,774,870)	$22,302,170

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
Yen-denominated Nikkei 225 Index	890	06/13/19	$89,324	$(2,470,784)
S&P/ASX 200 Index	113	06/20/19	12,554	(192,110)
Euro Stoxx 50 Index	584	06/21/19	22,611	(1,599,467)
FTSE 100 Index	59	06/21/19	5,671	3,286
NASDAQ 100 E-Mini Index	1,197	06/21/19	186,732	(12,317,698)
S&P 500 E-Mini Index	958	06/21/19	141,233	(3,606,350)

				$(20,183,123)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	173,106,960	JPY	18,819,150,000	JPMorgan Chase Bank N.A.	05/09/19	$4,068,073
USD	7,281,446	JPY	809,458,000	BNP Paribas S.A.	05/10/19	10,075
JPY	9,772,610,943	USD	87,762,818	JPMorgan Chase Bank N.A.	05/13/19	46,144
USD	171,325,649	JPY	18,572,300,000	Citibank N.A.	05/13/19	4,449,633
GBP	108,987,000	USD	141,128,498	Barclays Bank PLC	05/16/19	1,096,727
USD	9,333,705	JPY	1,037,054,000	BNP Paribas S.A.	05/17/19	12,518
USD	170,292,253	JPY	18,544,450,000	JPMorgan Chase Bank N.A.	05/20/19	3,571,324
USD	71,755,173	EUR	62,565,000	Bank of America N.A.	05/23/19	1,460,515
USD	167,922,960	JPY	18,503,750,000	Goldman Sachs International	05/28/19	1,459,299
USD	6,908,367	EUR	6,045,018	JPMorgan Chase Bank N.A.	06/03/19	110,076
USD	10,375,639	EUR	9,079,138	JPMorgan Chase Bank N.A.	06/03/19	165,144
ZAR	1,164,674,000	USD	80,777,484	Barclays Bank PLC	06/14/19	235,961
USD	207,850,683	JPY	22,982,050,000	Morgan Stanley & Co. International PLC	07/01/19	523,305
EUR	58,168,000	USD	65,700,174	JPMorgan Chase Bank N.A.	07/25/19	8,260
JPY	14,639,939,000	USD	131,823,768	Goldman Sachs International	07/25/19	492,671
JPY	14,934,101,000	USD	134,530,664	Goldman Sachs International	07/25/19	444,425
NOK	429,693,000	USD	49,833,252	UBS AG	08/01/19	141,911

						18,296,061

NOK	462,054,000	USD	55,030,072	Barclays Bank PLC	05/02/19	(1,473,807)
USD	3,739,648	NOK	32,361,000	Deutsche Bank AG	05/02/19	(11,287)

CONSOLIDATED SCHEDULE OF INVESTMENTS	17

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Global Allocation Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	49,660,943	NOK	429,693,000	UBS AG	05/02/19	$(144,387)
JPY	18,819,150,000	USD	169,224,786	JPMorgan Chase Bank N.A.	05/09/19	(185,899)
JPY	15,785,299,000	USD	144,840,531	JPMorgan Chase Bank N.A.	05/10/19	(3,040,988)
JPY	8,799,689,057	USD	79,279,335	UBS AG	05/13/19	(212,281)
JPY	24,100,354,000	USD	219,714,321	Bank of America N.A.	05/17/19	(3,096,934)
JPY	18,544,450,000	USD	168,971,471	Bank of America N.A.	05/20/19	(2,250,542)
EUR	62,565,000	USD	71,165,873	Bank of America N.A.	05/23/19	(871,215)
GBP	56,370,000	USD	73,595,127	JPMorgan Chase Bank N.A.	05/23/19	(6,431)
JPY	18,503,750,000	USD	166,591,641	Morgan Stanley & Co. International PLC	05/28/19	(127,979)
USD	10,779,516	INR	777,256,989	Citibank N.A.	05/28/19	(347,602)
USD	10,786,275	INR	777,259,011	JPMorgan Chase Bank N.A.	05/28/19	(340,871)
USD	14,367,725	INR	1,036,344,000	JPMorgan Chase Bank N.A.	05/28/19	(468,451)
USD	35,954,205	INR	2,590,860,000	JPMorgan Chase Bank N.A.	05/28/19	(1,136,236)
EUR	15,124,156	USD	17,242,153	JPMorgan Chase Bank N.A.	06/03/19	(233,368)
EUR	125,158,000	USD	142,444,523	Morgan Stanley & Co. International PLC	06/05/19	(1,665,959)
EUR	124,649,000	USD	140,844,021	Morgan Stanley & Co. International PLC	06/13/19	(540,081)
USD	66,961,465	AUD	95,161,000	BNP Paribas S.A.	06/13/19	(190,051)
SEK	1,236,994,550	EUR	118,472,000	Goldman Sachs International	06/20/19	(2,676,515)
JPY	7,958,600,000	USD	71,869,644	JPMorgan Chase Bank N.A.	07/01/19	(72,930)
GBP	91,104,000	USD	119,979,577	JPMorgan Chase Bank N.A.	07/19/19	(696,210)
USD	44,429,809	AUD	63,072,000	Bank of America N.A.	07/25/19	(123,341)

						(19,913,365)

						$(1,617,304)

Interest Rate Caps Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Depreciation
Call
2Y-10Y CMS Index CAP	0.50%	Goldman Sachs International	08/27/20	USD 2,298,002	$5,219,038	$5,859,905	$(640,867)
2Y-10Y CMS Index CAP	0.50	Goldman Sachs International	02/27/20	USD 2,314,244	2,460,782	3,008,517	(547,735)

					$7,679,820	$8,868,422	$(1,188,602)

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
7-Year Interest Rate Swap, 09/22/26	6-Month LIBOR, 2.62%	Semi-annual	2.35%	Quarterly	Goldman Sachs International	09/20/19	2.35%	USD	918,778	$7,091,534

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR Gold Trust(a)	Morgan Stanley & Co. International PLC	470,046	05/17/19	USD	120.00	USD	56,970	$815,530
S&P 500 Index	BNP Paribas S.A.	30,783	05/31/19	USD	2,950.00	USD	90,681	1,012,761
BP PLC	UBS AG	3,055,978	06/21/19	USD	52.00	USD	133,638	672
ConocoPhillips Co.	UBS AG	1,618,420	06/21/19	USD	75.00	USD	102,155	121,382
Euro Stoxx	BNP Paribas S.A.	20,065	06/21/19	EUR	3,475.00	EUR	70,521	1,180,212
NASDAQ 100 Index	Citibank N.A.	11,486	06/21/19	USD	7,700.00	USD	89,378	2,772,411
Occidental Petroleum Corp.	UBS AG	1,412,186	06/21/19	USD	92.50	USD	83,150	1
Royal Dutch Shell PLC	UBS AG	1,744,387	06/21/19	USD	77.00	USD	110,821	1,570
SPDR Gold Trust(a)	Societe Generale	999,803	06/21/19	USD	124.00	USD	121,176	739,854
Suncor Energy, Inc.	UBS AG	2,053,813	06/21/19	USD	45.00	USD	67,776	102,691

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Global Allocation Fund, Inc.

OTC Options Purchased (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
SPDR Gold Trust(a)	JPMorgan Chase Bank N.A.	782,771	06/28/19	USD	125.00	USD	94,872	$495,666
Euro Stoxx	Credit Suisse International	19,905	07/19/19	EUR	3,500.00	EUR	69,959	1,268,866
SPDR Gold Trust(a)	Morgan Stanley & Co. International PLC	463,409	07/19/19	USD	128.00	USD	56,165	215,768
Facebook, Inc.	UBS AG	688,408	09/20/19	USD	165.00	USD	133,138	22,931,063
SPDR Gold Trust(a)	Societe Generale	1,195,903	09/20/19	USD	126.00	USD	144,943	1,847,670
Total SA	UBS AG	2,073,444	09/20/19	USD	70.00	USD	115,429	49,804
GBP-USD Currency	UBS AG	459,545,000	10/08/19	GBP	1.34	GBP	459,545	6,857,780
Topix-Bank Index	Bank of America N.A.	23,933,618	12/13/19	JPY	191.28	JPY	3,576,161	87,880
Topix-Bank Index	Morgan Stanley & Co. International PLC	45,588,423	12/13/19	JPY	191.28	JPY	6,811,822	167,385
Alphabet Inc.	JPMorgan Chase Bank N.A.	54,660	01/17/20	USD	1,225.00	USD	64,962	4,218,019
Anadarko Petroleum Corp.	Credit Suisse International	574,379	01/17/20	USD	67.50	USD	41,844	4,422,718
BP PLC	Nomura International PLC	2,497,333	01/17/20	USD	45.00	USD	109,208	4,245,466
CVS Health Corp.	JPMorgan Chase Bank N.A.	404,446	01/17/20	USD	78.50	USD	21,994	215,663
Halliburton Co.	Citibank N.A.	1,157,618	01/17/20	USD	50.00	USD	32,795	40,517
JPMorgan Chase & Co.	Citibank N.A.	404,264	01/17/20	USD	114.50	USD	46,915	3,328,710
Johnson & Johnson	Bank of America N.A.	409,953	01/17/20	USD	155.00	USD	57,885	930,593
Schlumberger Ltd.	Credit Suisse International	711,405	01/17/20	USD	45.00	USD	30,363	1,959,921
Schlumberger Ltd.	UBS AG	938,223	01/17/20	USD	70.00	USD	40,043	51,602
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International PLC	1,251,390	03/13/20	JPY	4,756.33	JPY	5,066,615	682,933
Topix-Bank Index	BNP Paribas S.A.	32,495,006	03/13/20	JPY	194.04	JPY	4,855,404	223,379
Topix-Bank Index	Morgan Stanley & Co. International PLC	28,885,002	04/10/20	JPY	192.04	JPY	4,315,997	252,611
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International PLC	1,008,729	09/11/20	JPY	4,816.24	JPY	4,084,132	784,868
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International PLC	1,010,738	12/11/20	JPY	4,894.87	JPY	4,092,266	755,484
Euro Stoxx	Barclays Bank PLC	361,229	03/19/21	EUR	110.00	EUR	36,387	1,748,627
Euro Stoxx	UBS AG	459,549	06/18/21	EUR	110.00	EUR	46,290	2,490,287

								67,020,364

Put
S&P 500 Index	Goldman Sachs International	119,767	05/17/19	USD	2,775.00	USD	352,813	413,196

								$67,433,560

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Consolidated Financial Statements for details on the wholly-owned subsidiary.

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put
7-Year Interest Rate Swap, 09/22/26	6-Month LIBOR, 2.62%	Semi-annual	2.75%	Quarterly	Goldman Sachs International	09/20/19	2.75%	USD	918,778	$(1,561,206)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Dollar Tree, Inc.	Morgan Stanley & Co. International PLC	289,204	05/24/19	USD	107.00	USD	32,183	$(1,749,684)
Apple, Inc.	UBS AG	166,389	05/31/19	USD	206.00	USD	33,389	(773,000)
Charter Communication, Inc.	Credit Suisse International	84,567	05/31/19	USD	365.00	USD	31,390	(1,087,687)
Microsoft Corp.	Citibank N.A.	269,469	05/31/19	USD	126.00	USD	35,193	(1,516,049)
Raytheon Co.	Morgan Stanley & Co. International PLC	160,123	05/31/19	USD	182.50	USD	28,436	(295,590)
JPMorgan Chase & Co.	Nomura International PLC	261,279	06/21/19	USD	109.00	USD	30,321	(2,128,408)
USD-ZAR Currency	JPMorgan Chase Bank N.A.	114,912,000	07/03/19	USD	15.00	USD	114,912	(1,348,837)
Topix-Bank Index	Bank of America N.A.	23,933,618	12/13/19	JPY	221.29	JPY	3,576,161	(10,648)
Topix-Bank Index	Morgan Stanley & Co. International PLC	45,588,423	12/13/19	JPY	221.29	JPY	6,811,822	(20,289)
Alphabet Inc.	JPMorgan Chase Bank N.A.	54,660	01/17/20	USD	1,350.00	USD	64,962	(1,822,450)
Anadarko Petroleum Corp.	Credit Suisse International	574,379	01/17/20	USD	76.00	USD	41,844	(1,533,655)
Comcast Corp.	Citibank N.A.	1,023,924	01/17/20	USD	37.50	USD	44,571	(7,474,645)
JPMorgan Chase & Co.	Citibank N.A.	404,264	01/17/20	USD	125.50	USD	46,915	(1,404,332)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International PLC	1,251,390	03/13/20	JPY	5,679.90	JPY	5,066,615	(111,913)
Topix-Bank Index	BNP Paribas S.A.	32,495,006	03/13/20	JPY	237.47	JPY	4,855,404	(22,503)

CONSOLIDATED SCHEDULE OF INVESTMENTS	19

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Global Allocation Fund, Inc.

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Topix-Bank Index	Morgan Stanley & Co. International PLC	28,885,002	04/10/20	JPY	233.87	JPY	4,315,997	$(30,962)
Euro Stoxx	UBS AG	459,549	06/18/21	EUR	135.00	EUR	46,290	(664,106)

								(21,994,758)

Put
S&P 500 Index	Goldman Sachs International	119,767	05/17/19	USD	2,550.00	USD	352,813	(98,808)
SPDR Gold Trust(a)	JPMorgan Chase Bank N.A.	391,384	06/28/19	USD	119.00	USD	47,436	(254,400)
USD-ZAR Currency	JPMorgan Chase Bank N.A.	114,921,000	07/03/19	USD	13.60	USD	114,912	(385,530)
SPDR Gold Trust(a)	Morgan Stanley & Co. International PLC	463,409	07/19/19	USD	120.00	USD	56,165	(542,253)
SPDR Gold Trust(a)	Societe Generale	827,936	09/20/19	USD	118.00	USD	100,346	(873,473)
GBP-USD Currency	UBS AG	459,545,000	10/08/19	GBP	1.25	GBP	459,545	(4,016,751)
Topix-Bank Index	Bank of America N.A.	23,933,618	12/13/19	JPY	156.59	JPY	3,576,161	(3,222,433)
Topix-Bank Index	Morgan Stanley & Co. International PLC	45,588,423	12/13/19	JPY	156.59	JPY	6,811,822	(6,137,382)
Alphabet Inc.	JPMorgan Chase Bank N.A.	54,660	01/17/20	USD	860.00	USD	64,962	(467,343)
BP PLC	Nomura International PLC	2,497,333	01/17/20	USD	36.00	USD	109,208	(2,014,948)
CVS Health Corp.	JPMorgan Chase Bank N.A.	404,446	01/17/20	USD	56.00	USD	21,994	(2,460,395)
Facebook, Inc.	UBS AG	1,295,339	01/17/20	USD	155.00	USD	250,519	(5,375,657)
Halliburton Co.	Citibank N.A.	1,157,618	01/17/20	USD	35.00	USD	32,795	(8,566,373)
JPMorgan Chase & Co.	Citibank N.A.	404,264	01/17/20	USD	87.25	USD	46,915	(458,674)
Johnson & Johnson	Bank of America N.A.	409,953	01/17/20	USD	109.00	USD	57,885	(539,933)
Schlumberger Ltd.	Credit Suisse International	711,405	01/17/20	USD	33.00	USD	30,363	(778,533)
Schlumberger Ltd.	UBS AG	938,223	01/17/20	USD	52.50	USD	40,043	(10,578,464)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International PLC	1,251,390	03/13/20	JPY	3,832.77	JPY	5,066,615	(2,666,135)
Topix-Bank Index	BNP Paribas S.A.	32,495,006	03/13/20	JPY	155.80	JPY	4,855,404	(4,676,448)
Topix-Bank Index	Morgan Stanley & Co. International PLC	28,885,002	04/10/20	JPY	157.82	JPY	4,315,997	(4,743,269)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International PLC	672,487	09/11/20	JPY	3,820.96	JPY	2,722,759	(1,985,694)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International PLC	673,826	12/11/20	JPY	3,786.60	JPY	2,728,180	(2,237,225)
Euro Stoxx	Barclays Bank PLC	377,351	03/19/21	EUR	110.23	EUR	38,011	(9,776,597)
Euro Stoxx	UBS AG	384,055	06/18/21	EUR	106.38	EUR	38,686	(9,977,865)

								(82,834,583)

								$(104,829,341)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.32.V1	5.00%	Quarterly	06/20/24	USD	81,206	$(6,672,467)	$(5,111,989)	$(1,560,478)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
0.84%	Annual	6-Month EURIBOR, (0.23)%	Semi-annual	02/15/28	EUR	101,945	$(4,695,943)	$2,117	$(4,698,060)
0.84	Annual	6-Month EURIBOR, (0.23)	Semi-annual	02/15/28	EUR	106,313	(4,899,326)	2,207	(4,901,533)
0.99	Annual	6-Month EURIBOR, (0.23)	Semi-annual	10/29/28	EUR	568,281	(34,708,917)	11,862	(34,720,779)
3-Month LIBOR, 2.58	Quarterly	3.20	Semi-annual	10/29/28	USD	718,126	44,631,534	13,184	44,618,350

							$327,348	$29,370	$297,978

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Global Allocation Fund, Inc.

OTC Total Return Swaps

Reference Entity	Fixed Amount Paid by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
S&P 500 Index Annual Dividend Future December 2020	USD	12,569,450	Goldman Sachs International	12/18/20	USD	12,569	$3,085,050	$—	$3,085,050
SGX Nikkei Stock Average Dividend Point Index Future April 2021	JPY	1,489,920,000	BNP Paribas S.A.	04/01/21	JPY	1,489,920	2,457,848	—	2,457,848
SGX Nikkei Stock Average Dividend Point Index Future April 2021	JPY	738,707,500	BNP Paribas S.A.	04/01/21	JPY	738,708	1,326,285	—	1,326,285
SGX Nikkei Stock Average Dividend Point Index Future April 2021	JPY	526,875,000	BNP Paribas S.A.	04/01/21	JPY	526,875	424,166	—	424,166
S&P 500 Index Annual Dividend Future December 2021	USD	15,887,988	BNP Paribas S.A.	12/17/21	USD	15,888	4,090,625	—	4,090,625
SGX Nikkei Stock Average Dividend Point Index Future April 2022	JPY	1,509,120,000	BNP Paribas S.A.	04/01/22	JPY	1,509,120	2,354,433	—	2,354,433
SGX Nikkei Stock Average Dividend Point Index Future April 2022	JPY	755,250,000	BNP Paribas S.A.	04/01/22	JPY	755,250	1,088,200	—	1,088,200
SGX Nikkei Stock Average Dividend Point Index Future April 2022	JPY	765,120,000	BNP Paribas S.A.	04/01/22	JPY	765,120	1,082,418	—	1,082,418
SGX Nikkei Stock Average Dividend Point Index Future April 2022	JPY	532,500,000	BNP Paribas S.A.	04/01/22	JPY	532,500	396,113	—	396,113

							$16,305,138	$—	$16,305,138

OTC Total Return Swaps (a)

Reference Entity	Counterparty	Termination Date	Net Notional Amount	Unrealized Appreciation (Depreciation)		Net Value of Reference Entities	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short:	Citibank N.A.	02/27/23	$(60,860,672)	$789,516	(b)	$(59,917,086)	0.22%
	JPMorgan Chase Bank N.A.	02/17/23	(71,639,758)	(581,323	)(c)	(72,149,116)	0.26

			$(132,500,430)	$208,193		$(132,066,202)

(a)

In regards to total return swaps with multiple financing rate benchmarks, the Fund receives or pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 18-650 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

ICE LIBOR USD 1 Month

United States Overnight Bank Funding Rate

(b)	Amount includes $(154,070) of net dividends and financing fees.
(c)	Amount includes $(71,965) of net dividends and financing fees.

CONSOLIDATED SCHEDULE OF INVESTMENTS	21

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Global Allocation Fund, Inc.

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Citibank N.A. as of April 30, 2019 termination dates 02/27/23:

Security	Shares	Value	% of Basket Value

Reference Entity — Short

Canada
Pembina Pipeline Corp.	(22,103)	$(790,277)	1.3%

China
China Evergrande Group	(452,000)	(1,449,547)	2.4
China International Capital Corp. Ltd., Class H	(806,800)	(1,735,318)	2.9
Great Wall Motor Co. Ltd., Class H	(1,627,500)	(1,325,275)	2.2
Wuxi Biologics Cayman, Inc.	(199,000)	(2,004,924)	3.4
ZTE Corp., Class H	(149,200)	(475,637)	0.8

		(6,990,701)

France
Bollore SA	(35,343)	(168,119)	0.3

Germany
Daimler AG, Registered Shares	(2,290)	(150,306)	0.3
Innogy SE	(7,347)	(341,070)	0.6
ThyssenKrupp AG	(168,760)	(2,379,285)	4.0
Volkswagen AG	(19,838)	(3,556,893)	5.9
Volkswagen AG, Preference Shares	(10,793)	(1,884,480)	3.1

		(8,312,034)

Hong Kong
Alibaba Health Information Technology Ltd.	(498,000)	(596,486)	1.0
China Everbright International Ltd.	(1,316,000)	(1,290,392)	2.1

		(1,886,878)

Ireland
Linde AG	(19,211)	(3,462,975)	5.8

Japan
LINE Corp.	(25,100)	(840,961)	1.4
Nippon Paint Holdings Co. Ltd.	(21,700)	(826,471)	1.4

		(1,667,432)

Jersey
Aptiv PLC	(20,485)	(1,755,565)	2.9

Mexico
Industrias Penoles SAB de C.V.	(27,336)	(313,724)	0.5

South Korea
Hyundai Heavy Industries Co. Ltd.	(7,571)	(808,429)	1.4
LG Display Co. Ltd.	(86,252)	(1,466,695)	2.4
Lotte Corp.	(22,279)	(936,195)	1.6
Netmarble Corp.	(27,401)	(2,994,498)	5.0

		(6,205,817)

Sweden
Svenska Handelsbanken AB, Class A	(21,116)	(230,652)	0.4
Swisscom AG, Registered Shares	(1,600)	(745,395)	1.2

		(976,047)

Taiwan
Advantech Co. Ltd.	(225,000)	(1,823,020)	3.1
Hotai Motor Co. Ltd.	(84,000)	(1,271,258)	2.1

		(3,094,278)

United States
AmerisourceBergen Corp.	(18,887)	(1,411,992)	2.3
Baker Hughes a GE Co.	(18,489)	(444,106)	0.7
Diamondback Energy, Inc.	(7,267)	(773,136)	1.3
Digital Realty Trust, Inc.	(8,741)	(1,028,903)	1.7
DISH Network Corp., Class A	(28,860)	(1,013,563)	1.7

Security	Shares	Value	% of Basket Value

United States (continued)
Fortive Corp.	(10,859)	$(937,566)	1.6%
Freeport-McMoRan, Inc.	(184,975)	(2,277,042)	3.8
Hormel Foods Corp.	(52,057)	(2,079,157)	3.5
Huazhu Group Ltd.	(63,977)	(2,712,625)	4.5
Momo, Inc., ADR	(5,182)	(181,733)	0.3
NVIDIA Corp.	(2,775)	(502,275)	0.8
Sherwin-Williams Co.	(4,304)	(1,957,588)	3.3
T Rowe Price Group, Inc.	(26,170)	(2,813,275)	4.7
Vipshop Holdings Ltd. — ADR	(6,921)	(59,590)	0.1
Worldpay, Inc., Class A	(17,283)	(2,025,740)	3.4
ZTO Express Cayman, Inc., ADR	(204,463)	(4,074,948)	6.8

		(24,293,239)

Total Reference Entity — Short		(59,917,086)

Net Value of Reference Entity — Citibank N.A.		$(59,917,086)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of April 30, 2019 termination dates 02/17/23:

Security	Shares	Value	% of Basket Value

Reference Entity — Short

Australia
Coles Group Ltd.	(51,085)	$(454,207)	0.6%
Transurban Group	(178,791)	(1,693,049)	2.4

		(2,147,256)

Brazil
Lojas Americanas SA, Preference Shares	(156,240)	(626,379)	0.9
Ultrapar Participacoes SA	(83,366)	(446,478)	0.6

		(1,072,857)

Canada
Barrick Gold Corp.	(20,994)	(266,872)	0.4
Cenovus Energy, Inc.	(452,319)	(4,483,688)	6.2
Saputo, Inc.	(64,768)	(2,214,691)	3.1

		(6,965,251)

China
AAC Technologies Holdings, Inc.	(235,500)	(1,529,845)	2.1
Brilliance China Automotive Holdings Ltd.	(2,312,000)	(2,546,774)	3.5
China International Capital Corp. Ltd., Class H	(37,200)	(80,012)	0.1
China Southern Airlines Co. Ltd., Class H	(604,000)	(525,106)	0.7
Geely Automobile Holdings Ltd.	(441,000)	(888,343)	1.3
Shenzhou International Group Holdings Ltd.	(116,000)	(1,559,136)	2.2
Sunny Optical Technology Group Co. Ltd.	(271,300)	(3,318,840)	4.6
Zhuzhou CSR Times Electric Co. Ltd., Class H	(101,100)	(513,606)	0.7

		(10,961,662)

France
Bollore SA	(274)	(1,278)	0.0
Bollore SA	(62,839)	(298,912)	0.4

		(300,190)

Germany
Daimler AG, Registered Shares	(51,261)	(3,364,566)	4.7
ThyssenKrupp AG	(144,868)	(2,042,440)	2.8

		(5,407,006)

Hong Kong
China Everbright International Ltd.	(695,000)	(681,476)	0.9
China Gas Holdings Ltd.	(91,800)	(296,121)	0.4

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Global Allocation Fund, Inc.

Security	Shares	Value	% of Basket Value

Hong Kong (continued)
China State Construction International Holdings Ltd.	(736,000)	$(763,862)	1.1%

		(1,741,459)

Japan
Daiichi Sankyo Co. Ltd.	(13,900)	(687,277)	1.0
FamilyMart UNY Holdings Co. Ltd.	(114,400)	(3,050,656)	4.2
Fast Retailing Co. Ltd.	(7,500)	(4,339,428)	6.0
LINE Corp.	(30,500)	(1,021,885)	1.4
Makita Corp.	(10,200)	(372,131)	0.5
Nippon Paint Holdings Co. Ltd.	(61,300)	(2,334,686)	3.2
SMC Corp.	(4,900)	(2,046,557)	2.9
SoftBank Group Corp.	(7,600)	(805,838)	1.1

		(14,658,458)

Poland
Santander Bank Polska SA	(4,175)	(434,202)	0.6

Romania
NEPI Rockcastle PLC	(5,189)	(43,250)	0.1

South Africa
Remgro Ltd.	(4,129)	(56,126)	0.1

South Korea
LG Display Co. Ltd.	(23,049)	(391,943)	0.5
Lotte Corp.	(2,808)	(117,996)	0.2
Lotte Shopping Co. Ltd.	(2,269)	(346,426)	0.5
Netmarble Corp.	(14,858)	(1,623,745)	2.2

		(2,480,110)

Security	Shares	Value	% of Basket Value

United Kingdom
BT Group PLC	(735,325)	$(2,194,219)	3.0%

United States
Activision Blizzard, Inc.	(14,650)	(706,277)	1.0
Autohome, Inc. — ADR	(18,137)	(2,094,642)	2.9
Brown-Forman Corp., Class B	(29,701)	(1,582,766)	2.2
Conagra Brands, Inc.	(48,847)	(1,503,511)	2.1
Concho Resources, Inc.	(10,261)	(1,183,914)	1.6
Constellation Brands, Inc., Class A	(5,129)	(1,085,655)	1.5
Deere & Co.	(1,167)	(193,290)	0.3
Digital Realty Trust, Inc.	(7,071)	(832,327)	1.2
Electronic Arts, Inc.	(13,881)	(1,313,837)	1.8
Fiserv, Inc.	(1,683)	(146,825)	0.2
iQIYI, Inc., ADR	(118,004)	(2,609,069)	3.6
Molson Coors Brewing Co., Class B	(18,848)	(1,209,853)	1.7
Sherwin-Williams Co.	(2,927)	(1,331,287)	1.8
Square, Inc., Class A	(33,016)	(2,404,225)	3.3
Tesla, Inc.	(10,535)	(2,514,599)	3.5
Vipshop Holdings Ltd. — ADR	(334,852)	(2,883,076)	4.0
Workday, Inc., Class A	(447)	(91,917)	0.1

		(23,687,070)

Total Reference Entity — Short		(72,149,116)

Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$(72,149,116)

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$29,370	$(5,111,989)	$44,618,350	$(45,880,850)	$—
OTC Swaps	—	—	17,094,654	(581,323)	—
Options Written	—	—	—	—	(106,390,547)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$3,286	$—	$—	$—	$3,286
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	18,296,061	—	—	18,296,061
Options purchased(b)
Investments at value — unaffiliated	—	—	60,575,780	6,857,780	14,771,354	—	82,204,914
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	44,618,350	—	44,618,350
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	17,094,654	—	—	—	17,094,654

	$—	$—	$77,673,720	$25,153,841	$59,389,704	$—	$162,217,265

CONSOLIDATED SCHEDULE OF INVESTMENTS	23

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Global Allocation Fund, Inc.

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$20,186,409	$—	$—	$—	$20,186,409
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	19,913,365	—	—	19,913,365
Options written
Options written at value	—	—	99,078,223	5,751,118	1,561,206	—	106,390,547
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	1,560,478	—	—	44,320,372	—	45,880,850
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums paid	—	—	581,323	—	—	—	581,323

	$—	$1,560,478	$119,845,955	$25,664,483	$45,881,578	$—	$192,952,494

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the six months ended April 30, 2019, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$30,849,689	$—	$(4,781,565)	$—	$26,068,124
Forward foreign currency exchange contracts	—	—	—	(174,323)	—	—	(174,323)
Options purchased(a)	—	—	(11,258,289)	(9,908,678)	8,694,685	—	(12,472,282)
Options written	—	—	46,154,425	2,707,632	(4,347,645)	—	44,514,412
Swaps	—	(1,335,290)	(8,255,006)	—	11,349,581	—	1,759,285

	$—	$(1,335,290)	$57,490,819	$(7,375,369)	$10,915,056	$—	$59,695,216

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(81,604,646)	$—	$—	$—	$(81,604,646)
Forward foreign currency exchange contracts	—	—	—	15,020,229	—	—	15,020,229
Options purchased(b)	—	—	7,806,661	(3,510,531)	6,667,454	—	10,963,584
Options written	—	—	19,243,516	3,170,457	(1,204,268)	—	21,209,705
Swaps	—	(1,865,277)	(13,188,995)	—	644,513	—	(14,409,759)

	$—	$(1,865,277)	$(67,743,464)	$14,680,155	$6,107,699	$—	$(48,820,887)

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	$804,010,892
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,473,534,669
Average amounts sold — in USD	$2,130,876,751
Options:
Average value of option contracts purchased	$79,609,942
Average value of option contracts written	$117,269,927
Average notional value of swaption contracts purchased	$933,863,044
Average notional value of swaption contracts written	$933,863,044
Credit default swaps:
Average notional value — buy protection	$83,713,900
Interest rate swaps:
Average notional value — pays fixed rate	$1,018,162,367
Average notional amount — receives fixed rate .	$1,200,491,633
Total return swaps:
Average notional amounts	$(16,944,821)

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Global Allocation Fund, Inc.

Derivative Financial Instruments — Offsetting as of Period End

	Assets		Liabilities
Futures contracts	$461,046		$847,213
Swaps — Centrally cleared	2,658,779		—
Forward foreign currency exchange contracts	18,296,061		19,913,365
Options	82,204,914	(a)	106,390,547
Swaps — OTC(b)	17,094,654		581,323

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$120,715,454		$127,732,448
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(3,119,825)		(847,213)

Total derivative assets and liabilities subject to an MNA	$117,595,629		$126,885,235

(a)

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under a MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)
Bank of America N.A.	$2,478,988	$(2,478,988)	$—	$—	$—
Barclays Bank PLC	3,081,315	(3,081,315)	—	—	—
BNP Paribas S.A.	15,659,033	(4,889,002)	—	(10,640,000)	130,031
Citibank N.A.	11,380,787	(11,380,787)	—	—	—
Credit Suisse International	7,651,505	(3,399,875)	—	(3,760,000)	491,630
Goldman Sachs International	20,665,995	(4,336,529)	—	(16,160,000)	169,466
JPMorgan Chase Bank N.A.(e)	12,898,369	(12,898,369)	—	—	—
Morgan Stanley & Co. International PLC(e)	4,197,884	(4,197,884)	—	—	—
Nomura International PLC	4,245,466	(4,143,356)	—	—	102,110
Societe Generale(e)	2,587,524	(873,473)	—	(1,590,000)	124,051
UBS AG	32,748,763	(31,742,511)	—	—	1,006,252

	$117,595,629	$(83,422,089)	$—	$(32,150,000)	$2,023,540

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged (f)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (d)(g)
Bank of America N.A.	$10,115,046	$(2,478,988)	$(3,126,179)	$—	$4,509,879
Barclays Bank PLC	11,250,404	(3,081,315)	(8,169,089)	—	—
BNP Paribas S.A.	4,889,002	(4,889,002)	—	—	—
Citibank N.A.	19,767,675	(11,380,787)	(8,386,888)	—	—
Credit Suisse International	3,399,875	(3,399,875)	—	—	—
Deutsche Bank AG	11,287	—	—	—	11,287
Goldman Sachs International	4,336,529	(4,336,529)	—	—	—
JPMorgan Chase Bank N.A.(e)	13,501,662	(12,898,369)	(603,293)	—	—
Morgan Stanley & Co. International PLC(e)	22,854,415	(4,197,884)	(17,827,776)	—	828,755
Nomura International PLC	4,143,356	(4,143,356)	—	—	—
Societe Generale(e)	873,473	(873,473)	—	—	—
UBS AG	31,742,511	(31,742,511)	—	—	—

	$126,885,235	$(83,422,089)	$(38,113,225)	$—	$5,349,921

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts and currency options that are not required to be collateralized.
(e)	Includes derivatives owned by the BlackRock Cayman Global Allocation Fund I, Ltd., a wholly-owned subsidiary of the Fund. See Note 1 of the Consolidated Financial Statements.
(f)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(g)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

CONSOLIDATED SCHEDULE OF INVESTMENTS	25

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Global Allocation Fund, Inc.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$—	$53,159,967	$26,138,626	$79,298,593
Belgium	—	421,775	—	421,775
Brazil	153,911,985	—	—	153,911,985
Canada	480,099,928	—	—	480,099,928
Chile	5,980,394	—	—	5,980,394
China	103,042,477	269,871,900	—	372,914,377
Czech Republic	—	10,949,313	—	10,949,313
Denmark	—	30,517,074	—	30,517,074
Finland	—	2,531,378	—	2,531,378
France	471,816,270	288,944,953	—	760,761,223
Germany	70,838,709	318,100,022	—	388,938,731
Hong Kong	9,518,988	237,190,017	—	246,709,005
India	—	284,874,206	—	284,874,206
Indonesia	—	11,171,614	—	11,171,614
Ireland	9,073,552	—	—	9,073,552
Italy	29,712,658	118,299,442	—	148,012,100
Japan	—	1,962,502,342	—	1,962,502,342
Macau	—	193,747	—	193,747
Malaysia	—	4,103,162	—	4,103,162
Mexico	3,194,736	—	—	3,194,736
Netherlands	5,198,194	368,642,665	—	373,840,859
Norway	—	351,450	—	351,450
Peru	2,081,365	—	—	2,081,365
Portugal	8,313,933	—	—	8,313,933
Singapore	—	147,011,376	—	147,011,376
South Africa	6,294	2,335,956	—	2,342,250
South Korea	8,919,275	135,246,620	—	144,165,895
Spain	—	122,417,139	—	122,417,139
Sweden	—	3,642,830	—	3,642,830
Switzerland	129,134,927	263,276,509	—	392,411,436
Taiwan	30,227,436	257,397,358	—	287,624,794
Thailand	18,560,615	41,710,649	—	60,271,264
Turkey	—	94,819	—	94,819
United Arab Emirates	—	71,064,728	—	71,064,728
United Kingdom	167,427,349	610,907,743	—	778,335,092
United States	8,510,588,009	—	15,574,771	8,526,162,780
Corporate Bonds	17,968,348	1,292,246,295	181,960,500	1,492,175,143
Floating Rate Loan Interests	—	89,142,235	—	89,142,235
Foreign Agency Obligations	—	462,603,766	—	462,603,766
Investment Companies	185,359,918	—	—	185,359,918
Capital Trusts	—	259,026,758	—	259,026,758
Preferred Stocks	99,429,752	2,041,446	388,002,265	489,473,463
Trust Preferreds	52,932,420	88,685,123	—	141,617,543
U.S. Treasury Obligations	—	7,746,261,569	—	7,746,261,569
Rights	—	524	—	524
Short-Term Securities
Foreign Agency Obligations	—	634,247,416	—	634,247,416
Money Market	17,881,540	—	—	17,881,540
Time Deposits	—	22,253,108	—	22,253,108
U.S. Treasury Obligations	—	532,386,058	—	532,386,058
Options Purchased
Interest Rate Contracts	—	14,771,354	—	14,771,354
Foreign Currency Exchange Contracts	—	6,857,780	—	6,857,780
Equity Contracts	—	60,575,780	—	60,575,780

Subtotal	$10,591,219,072	$16,828,029,966	$611,676,162	$28,030,925,200

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Global Allocation Fund, Inc.

	Level 1	Level 2	Level 3	Total
Liabilities:
Investments:
Investments Sold Short	$—	$(38,898,503)	$—	$(38,898,503)

Subtotal	$10,591,219,072	$16,789,131,463	$611,676,162	$27,992,026,697

Investments Valued at Net Asset Value (“NAV”)(a)				74,066,517

Total Investments				$28,066,093,214

Derivative Financial Instruments(b)
Assets:
Foreign currency exchange contracts	$—	$18,296,061	$—	$18,296,061
Interest rate contracts	—	44,618,350	—	44,618,350
Equity contracts	3,286	17,094,654	—	17,097,940
Liabilities:
Credit contracts	—	(1,560,478)	—	(1,560,478)
Equity contracts	(20,186,409)	(99,659,546)	—	(119,845,955)
Foreign currency exchange contracts	—	(25,664,483)	—	(25,664,483)
Interest rate contracts	—	(45,881,578)	—	(45,881,578)

	$(20,183,123)	$(92,757,020)	$—	$(112,940,143)

(a)	As of April 30, 2019, certain of the Fund’s Investments were fair valued using NAV per share and have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Preferred Stocks	Total
Assets:
Opening Balance, as of October 31, 2018	$41,961,322	$186,344,256	$400,330,166	$628,635,744
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	(465)	—	(465)
Accrued discounts (premiums)	—	(143,482)	—	(143,482)
Net realized gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	(247,925)	(6,899,018)	(12,327,901)	(19,474,844)
Purchases	—	2,659,209	—	2,659,209
Sales		—	—	—

Closing Balance, as of April 30, 2019	$41,713,397	$181,960,500	$388,002,265	$611,676,162

Net change in unrealized appreciation (depreciation) on investments still held at April 30, 2019(b)	$(247,925)	$(6,899,018)	$(12,327,901)	$(19,474,844)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at April 30, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $290,263,074. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approches	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs Based on Fair Value
Assets:
Common Stocks	$26,138,628	Market	Revenue Multiple(a)	2.25x	—
			Time to Exit(a)	0.4 years	—
			Volatility(a)	43%	—
		Income	Discount Rate(b)	16%
Corporate Bonds	181,960,500	Income	Discount Rate(b)	16-36%	18%
Preferred Stocks	113,313,960	Market	Revenue Multiple(a)	2.25x-16.25x	10.86x
			Time to Exit(b)	0.4-1.7 years	—
			Volatility(b)	43%	—
			Discount Rate(b)	20%	—

	$321,413,088

(a)	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.
(b)	Decrease in unobservable input may result in a significant increase to value, while an increase in unobservable input may result in a significant decrease to value.

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS	27

Consolidated Statement of Assets and Liabilities  (unaudited)

April 30, 2019

BlackRock Global Allocation Fund, Inc.

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $71,405,767) (cost — $24,023,033,134)	$27,619,584,617
Investments at value — affiliated (cost — $616,791,361)	485,407,100
Cash	57,056,593
Cash pledge for centrally cleared swaps	24,836,000
Foreign currency at value (cost — $4,727,741)	4,720,734
Receivables:
Investments sold	39,972,659
Securities lending income — affiliated	41,455
Swaps	1,033,722
Capital shares sold	20,147,320
Dividends — affiliated	589,799
Dividends — unaffiliated	50,329,819
Interest — unaffiliated	41,139,924
Interest — affiliated	3,005,094
Variation margin on futures contracts	461,046
Variation margin on centrally cleared swaps	2,658,779
Unrealized appreciation on:
Forward foreign currency exchange contracts	18,296,061
OTC derivatives	17,094,654
Prepaid expenses	419,499

Total assets	28,386,794,875

LIABILITIES
Investments sold short at value (proceeds — $41,847,212)	38,898,503
Cash received:
Collateral — OTC derivatives	32,723,000
Centrally cleared swaps	60
Cash collateral on securities loaned at value	73,951,281
Options written at value (premiums received — $94,809,299)	106,390,547
Payables:
Investments purchased	139,108,948
Swaps	4,339,650
Board realignment and consolidation	393,114
Capital shares redeemed	73,956,265
Deferred foreign capital gain tax	3,557,518
Dividends on short sales	190,970
Investment advisory fees	15,979,759
Directors’ and Officer’s fees	76,287
Other accrued expenses	13,090,853
Other affiliates	96,684
Service and distribution fees	5,864,314
Variation margin on futures contracts	847,213
Unrealized depreciation on:
Forward foreign currency exchange contracts	19,913,365
OTC derivatives	581,323

Total liabilities	529,959,654

NET ASSETS	$27,856,835,221

NET ASSETS CONSIST OF
Paid-in capital	$24,001,849,014
Accumulated earnings	3,854,986,207

NET ASSETS	$27,856,835,221

NET ASSET VALUE
Institutional — Based on net assets of $10,963,732,662 and 577,207,324 shares outstanding, 2 billion shares authorized, $0.10 par value	$18.99

Investor A — Based on net assets of $10,779,455,440 and 571,361,108 shares outstanding, 2 billion shares authorized, $0.10 par value	$18.87

Investor C — Based on net assets of $4,042,590,694 and 239,541,955 shares outstanding, 2 billion shares authorized, $0.10 par value	$16.88

Class K — Based on net assets of $1,372,127,929 and 72,258,398 shares outstanding, 2 billion shares authorized, $0.10 par value	$18.99

Class R — Based on net assets of $698,928,496 and 39,022,877 shares outstanding, 2 billion shares authorized, $0.10 par value	$17.91

See notes to consolidated financial statements.

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Operations  (unaudited)

Six Months Ended April 30, 2019

BlackRock Global Allocation Fund, Inc.

INVESTMENT INCOME
Dividends — unaffiliated	$213,297,720
Interest — unaffiliated	147,260,474
Interest — affiliated	3,005,094
Securities lending income — affiliated — net	646,935
Dividends — affiliated	446,894
Foreign taxes withheld	(12,669,028)

Total investment income	351,988,089

EXPENSES
Investment advisory	107,481,793
Service and distribution — class specific	36,938,506
Transfer agent — class specific	12,557,956
Custodian	1,738,227
Accounting services	1,286,041
Professional	449,395
Directors and Officer	190,695
Printing	179,774
Registration	153,583
Board realignment and consolidation	142,457
Miscellaneous	257,096

Total expenses excluding interest expense and fees	161,375,523
Dividends expense	1,401,183
Stock loan fees	79,098

Total expenses	162,855,804
Less:
Fees waived and/or reimbursed by the Manager	(8,269,007)
Fees paid indirectly	(5,707)

Total expenses after fees waived and/or reimbursed	154,581,090

Net investment income	197,406,999

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated (including $176,501 foreign capital gain tax)	776,204,623
Investments — affiliated	(8,774,870)
Futures contracts	26,068,124
Forward foreign currency exchange contracts	(174,323)
Foreign currency transactions	(1,073,847)
Short sales	12,045,906
Options written	44,514,412
Swaps	1,759,285

850,569,310

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated (including $3,557,518 foreign capital gain tax)	591,294,964
Investments — affiliated	22,302,170
Futures contracts	(81,604,646)
Forward foreign currency exchange contracts	15,020,229
Foreign currency translations	250,863
Options written	21,209,705
Swaps	(14,409,759)
Short sales	(15,801,065)

538,262,461

Net realized and unrealized gain	1,388,831,771

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,586,238,770

See notes to consolidated financial statements.

FINANCIAL STATEMENTS	29

Consolidated Statements of Changes in Net Assets  (unaudited)

	BlackRock Global Allocation Fund, Inc.
	Six Months Ended 04/30/19 (unaudited)	Year Ended 10/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$197,406,999	$408,730,485
Net realized gain	850,569,310	1,342,440,429
Net change in unrealized appreciation (depreciation)	538,262,461	(2,719,804,186)

Net increase (decrease) in net assets resulting from operations	1,586,238,770	(968,633,272)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(556,816,922)	(791,109,150)
Investor A	(484,117,749)	(596,739,777)
Investor B	—	(92,993)
Investor C	(214,023,845)	(330,973,431)
Class K	(60,731,421)	(68,176,312)
Class R	(33,903,044)	(47,519,768)

Decrease in net assets resulting from distributions to shareholders	(1,349,592,981)	(1,834,611,431)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(3,404,813,918)	(5,095,841,995)

NET ASSETS
Total decrease in net assets	(3,168,168,129)	(7,899,086,698)
Beginning of period	31,025,003,350	38,924,090,048

End of period	$27,856,835,221	$31,025,003,350

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc.

	Institutional
	Six Months Ended 04/30/19 (unaudited)		Year Ended October 31,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$18.81		$20.39		$18.43		$19.88		$21.77		$21.95

Net investment income(a)	0.15		0.28		0.25		0.25		0.26		0.35
Net realized and unrealized gain (loss)	0.89		(0.84)		2.12		(0.05)		(0.22)		0.77

Net increase (decrease) from investment operations	1.04		(0.56)		2.37		0.20		0.04		1.12

Distributions(b)
From net investment income	(0.07)		(0.32)		(0.26)		(0.15)		(0.45)		(0.33)
From net realized gain	(0.79)		(0.70)		(0.15)		(1.50)		(1.48)		(0.97)

Total distributions	(0.86)		(1.02)		(0.41)		(1.65)		(1.93)		(1.30)

Net asset value, end of period	$18.99		$18.81		$20.39		$18.43		$19.88	(c)	$21.77

Total Return(d)
Based on net asset value	5.95	%(e)	(2.94)%		13.10%		1.34%		0.31	%(c)	5.35%

Ratios to Average Net Assets
Total expenses	0.86	%(f)(g)	0.87	%(g)	0.90	%(g)	0.88	%(g)	0.87%		0.87%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.80	%(f)(g)	0.80	%(g)	0.82	%(g)	0.80	%(g)	0.78%		0.78%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding dividend expense, interest expense, broker fees and expenses on short sales	0.79	%(f)(g)	0.79	%(g)	0.80	%(g)	0.79	%(g)	0.78%		0.78%

Net investment income	1.65	%(f)(g)	1.43	%(g)	1.28	%(g)	1.39	%(g)	1.28%		1.60%

Supplemental Data
Net assets, end of period (000)	$10,963,733		$12,963,106		$16,164,754		$16,122,793		$20,210,226		$22,075,330

Portfolio turnover rate(h)	47%		154%		110%		131%		84%		75%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

For financial reporting purposes, the market value of certain investments was adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2015.

(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 04/30/19 (unaudited)	Year Ended October 31,
		2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%

(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 04/30/19 (unaudited)	Year Ended October 31,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	47%	154%	110%	131%	82%	75%

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	31

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)

	Investor A
	Six Months Ended 04/30/19 (unaudited)		Year Ended October 31,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$18.68		$20.26		$18.29		$19.76		$21.65		$21.83

Net investment income(a)	0.12		0.23		0.19		0.20		0.21		0.29
Net realized and unrealized gain (loss)	0.90		(0.85)		2.11		(0.04)		(0.23)		0.77

Net increase (decrease) from investment operations	1.02		(0.62)		2.30		0.16		(0.02)		1.06

Distributions(b)
From net investment income	(0.04)		(0.26)		(0.18)		(0.13)		(0.39)		(0.27)
From net realized gain	(0.79)		(0.70)		(0.15)		(1.50)		(1.48)		(0.97)

Total distributions	(0.83)		(0.96)		(0.33)		(1.63)		(1.87)		(1.24)

Net asset value, end of period	$18.87		$18.68		$20.26		$18.29		$19.76	(c)	$21.65

Total Return(d)
Based on net asset value	5.88	%(e)	(3.24)%		12.77%		1.08%		0.02	%(c)	5.10%

Ratios to Average Net Assets
Total expenses	1.15	%(f)(g)	1.14	%(g)	1.18	%(g)	1.15	%(g)	1.14%		1.13%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.09	%(f)(g)	1.07	%(g)	1.10	%(g)	1.08	%(g)	1.05%		1.04%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding dividend expense, interest expense, broker fees and expenses on short sales	1.08	%(f)(g)	1.07	%(g)	1.07	%(g)	1.07	%(g)	1.05%		1.04%

Net investment income	1.37	%(f)(g)	1.14	%(g)	1.00	%(g)	1.10	%(g)	1.01%		1.33%

Supplemental Data
Net assets, end of period (000)	$10,779,455		$10,547,464		$12,809,356		$13,447,603		$16,016,234		$17,792,885

Portfolio turnover rate(h)	47%		154%		110%		131%		84%		75%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

For financial reporting purposes, the market value of certain investments was adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2015.

(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 04/30/19 (unaudited)	Year Ended October 31,
		2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%

(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 04/30/19 (unaudited)	Year Ended October 31,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	47%	154%	110%	131%	82%	75%

See notes to consolidated financial statements.

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)

	Investor C
	Six Months Ended 04/30/19 (unaudited)		Year Ended October 31,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$16.82		$18.33		$16.57		$18.11		$20.00		$20.27

Net investment income(a)	0.05		0.07		0.04		0.06		0.05		0.12
Net realized and unrealized gain (loss)	0.80		(0.76)		1.91		(0.04)		(0.21)		0.71

Net increase (decrease) from investment operations	0.85		(0.69)		1.95		0.02		(0.16)		0.83

Distributions(b)
From net investment income	—		(0.12)		(0.04)		(0.06)		(0.25)		(0.13)
From net realized gain	(0.79)		(0.70)		(0.15)		(1.50)		(1.48)		(0.97)

Total distributions	(0.79)		(0.82)		(0.19)		(1.56)		(1.73)		(1.10)

Net asset value, end of period	$16.88		$16.82		$18.33		$16.57		$18.11	(c)	$20.00

Total Return(d)
Based on net asset value	5.49	%(e)	(3.95)%		11.92%		0.36%		(0.73	)%(c)	4.29%

Ratios to Average Net Assets
Total expenses	1.89	%(f)(g)	1.88	%(g)	1.92	%(g)	1.89	%(g)	1.88%		1.87%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.84	%(f)(g)	1.81	%(g)	1.84	%(g)	1.82	%(g)	1.79%		1.79%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding dividend expense, interest expense, broker fees and expenses on short sales	1.83	%(f)(g)	1.81	%(g)	1.82	%(g)	1.82	%(g)	1.79%		1.79%

Net investment income	0.61	%(f)(g)	0.38	%(g)	0.27	%(g)	0.37	%(g)	0.27%		0.59%

Supplemental Data
Net assets, end of period (000)	$4,042,591		$5,402,163		$7,545,249		$11,029,706		$14,085,089		$15,976,240

Portfolio turnover rate(h)	47%		154%		110%		131%		84%		75%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

For financial reporting purposes, the market value of certain investments was adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2015.

(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 04/30/19 (unaudited)	Year Ended October 31,
		2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%

(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 04/30/19 (unaudited)	Year Ended October 31,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	47%	154%	110%	131%	82%	75%

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	33

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)
	Class K
	Six Months Ended 04/30/19 (unaudited)		Year Ended October 31,				Period from 06/08/16 (a) to 10/31/16
			2018		2017

Net asset value, beginning of period	$18.80		$20.39		$18.44		$18.23

Net investment income(b)	0.16		0.30		0.27		0.08
Net realized and unrealized gain (loss)	0.89		(0.85)		2.12		0.13

Net increase (decrease) from investment operations	1.05		(0.55)		2.39		0.21

Distributions(c)
From net investment income	(0.07)		(0.34)		(0.29)		—
From net realized gain	(0.79)		(0.70)		(0.15)		—

Total distributions	(0.86)		(1.04)		(0.44)		—

Net asset value, end of period	$18.99		$18.80		$20.39		$18.44

Total Return(d)
Based on net asset value	6.04	%(e)	(2.91)%		13.20%		1.15	%(e)

Ratios to Average Net Assets
Total expenses	0.79	%(f)(g)	0.80	%(g)	0.82	%(g)	0.79	%(f)(g)

Total expenses after fees waived and/or reimbursed and before paid indirectly	0.73	%(f)(g)	0.73	%(g)	0.74	%(g)	0.71	%(f)(g)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding dividend expense, interest expense, broker fees and expenses on short sales	0.72	%(f)(g)	0.72	%(g)	0.72	%(g)	0.71	%(f)(g)

Net investment income	1.73	%(f)(g)	1.53	%(g)	1.39	%(g)	1.06	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$1,372,128		$1,326,617		$1,341,925		$604,611

Portfolio turnover rate(h)	47%		154%		110%		131	%(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 04/30/19 (unaudited)	Year Ended October 31,
		2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%

(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 04/30/19 (unaudited)	Year Ended October 31,
		2018	2017	2016
Portfolio turnover rate (excluding MDRs)	47%	154%	110%	131%

(i)	Portfolio turnover is representative of the Fund for the entire year.

See notes to consolidated financial statements.

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)

	Class R
	Six Months Ended 04/30/19 (unaudited)		Year Ended October 31,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$17.77		$19.32		$17.46		$18.96		$20.86		$21.08

Net investment income(a)	0.09		0.15		0.13		0.14		0.13		0.21
Net realized and unrealized gain (loss)	0.85		(0.80)		2.01		(0.04)		(0.22)		0.74

Net increase (decrease) from investment operations	0.94		(0.65)		2.14		0.10		(0.09)		0.95

Distributions(b)
From net investment income	(0.01)		(0.20)		(0.13)		(0.10)		(0.33)		(0.20)
From net realized gain	(0.79)		(0.70)		(0.15)		(1.50)		(1.48)		(0.97)

Total distributions	(0.80)		(0.90)		(0.28)		(1.60)		(1.81)		(1.17)

Net asset value, end of period	$17.91		$17.77		$19.32		$17.46		$18.96	(c)	$20.86

Total Return(d)
Based on net asset value	5.69	%(e)	(3.56)%		12.42%		0.79%		(0.37	)%(c)	4.73%

Ratios to Average Net Assets
Total expenses	1.47	%(f)(g)	1.47	%(g)	1.50	%(g)	1.47	%(g)	1.48%		1.47%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.41	%(f)(g)	1.40	%(g)	1.42	%(g)	1.39	%(g)	1.40%		1.38%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding dividend expense, interest expense, broker fees and expenses on short sales	1.40	%(f)(g)	1.39	%(g)	1.40	%(g)	1.39	%(g)	1.40%		1.38%

Net investment income	1.05	%(f)(g)	0.81	%(g)	0.68	%(g)	0.79	%(g)	0.67%		0.99%

Supplemental Data
Net assets, end of period (000)	$698,928		$785,653		$1,060,273		$1,131,647		$1,186,678		$1,269,833

Portfolio turnover rate(h)	47%		154%		110%		131%		84%		75%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

For financial reporting purposes, the market value of certain investments was adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2015.

(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 04/30/19 (unaudited)	Year Ended October 31,
		2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%

(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 04/30/19 (unaudited)	Year Ended October 31,
		2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	47%	154%	110%	131%	82%	75%

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	35

Notes to Consolidated Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Global Allocation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as diversified. The Fund is organized as a Maryland corporation.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of BlackRock Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $266,029,356 which is 0.9% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	37

Notes to Consolidated Financial Statements  (unaudited) (continued)

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

38	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

As of April 30, 2019, certain investments of the Fund were valued using NAV (or its equivalent) as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	39

Notes to Consolidated Financial Statements  (unaudited) (continued)

Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: The fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the fund may be required to pay more at settlement than the security is worth. In addition, the fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, a fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Consolidated Schedule of Investments. A fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. A fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Consolidated Statement of Operations. A fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Consolidated Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest

40	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$2,489,860	$(2,489,860)	$—
Credit Suisse Securities (USA) LLC	618,647	(618,647)	—
Goldman Sachs & Co.	1,004,488	(1,004,488)	—
JP Morgan Securities LLC	67,279,772	(67,279,772)	—
Morgan Stanley & Co. LLC	13,000	(13,000)	—

	$71,405,767	$(71,405,767)	$—

(a)

Cash collateral with a value of $73,951,281 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures in the Consolidated Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Consolidated Statement of Assets and Liabilities.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	41

Notes to Consolidated Financial Statements  (unaudited) (continued)

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Consolidated Statement of Assets and Liabilities.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

42	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	43

Notes to Consolidated Financial Statements  (unaudited) (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”) to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.75% of the average daily value of the Fund’s net assets.

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%
Distribution Fee	—	0.75%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended April 30, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Class R	Total
$13,331,099	$21,790,333	$1,817,074	$36,938,506

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended April 30, 2019, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Total
$76,517	$1,532	$5	$78,054

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended April 30, 2019, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Class K	Class R	Total
$17,284	$104,101	$58,030	$1,044	$2,481	$182,940

For the six months ended April 30, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Class R	Total
$4,078,917	$5,592,413	$2,227,630	$9,961	$649,035	$12,557,956

Other Fees: For the six months ended April 30, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $75,264.

For the six months ended April 30, 2019, affiliates received CDSCs as follows:

Investor A	Investor C	Total
$33,117	$95,930	$129,047

44	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

Expense Waivers and Reimbursements: The Manager has contractually agreed to waive a portion of its management fee payable by the Fund through February 29, 2020 so that such fee is reduced for average daily net assets of the Fund as follows:

First $10 Billion	0.75%
$10 Billion — $15 Billion	0.69
$15 Billion — $20 Billion	0.68
$20 Billion — $25 Billion	0.67
$25 Billion — $30 Billion	0.65
$30 Billion — $40 Billion	0.63
$40 Billion — $60 Billion	0.62
$60 Billion — $80 Billion	0.61
Greater than $80 Billion	0.60

This contractual waiver may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund as defined in the 1940 Act the (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended April 30, 2019, the Manager waived $7,156,050 pursuant to this arrangement.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended April 30, 2019, the Manager waived $13,144.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through February 29, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended April 30, 2019, the Manager waived $1,099,813 in investment advisory fees pursuant to this arrangement.

For the six months ended April 30, 2019, the Fund reimbursed the Manager $184,106 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2019, the Fund retained 80% of securities lending income (which excluded collateral investment fees) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across a complex of open-end funds referred to as the Equity-Bond Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 85% of securities lending income (which excluded collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the six months ended April 30, 2019, the Fund paid BIM $131,093 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	45

Notes to Consolidated Financial Statements  (unaudited) (continued)

assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended April 30, 2019, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain Directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Consolidated Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended April 30, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$644,371	$6,211,330	$(60,356)

7.	PURCHASES AND SALES

For the six months ended April 30, 2019, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$4,372,220,632	$9,979,634,139
U.S. Government Securities	8,405,196,922	7,533,685,909

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended October 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of April 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

As of April 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$24,946,234,928

Gross unrealized appreciation	$4,415,774,738
Gross unrealized depreciation	(1,272,200,084)

Net unrealized appreciation	$3,143,574,654

9.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, the Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended April 30, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

46	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Consolidated Schedule of Investments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	47

Notes to Consolidated Financial Statements  (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 04/30/19		Year Ended 10/31/18
	Shares	Amount	Shares	Amount
Institutional
Shares sold	40,673,772	$741,283,933	106,242,749	$2,116,868,649
Shares issued in reinvestment of distributions	29,348,737	510,376,695	36,778,283	725,403,374
Shares redeemed	(182,156,250)	(3,339,703,151)	(246,444,915)	(4,883,899,283)

Net decrease	(112,133,741)	$(2,088,042,523)	(103,423,883)	$(2,041,627,260)

Investor A
Shares sold and automatic conversion of shares	69,610,452	$1,292,792,643	56,320,224	$1,112,340,696
Shares issued in reinvestment of distributions	26,137,533	451,921,373	28,312,618	555,355,917
Shares redeemed	(88,980,647)	(1,623,509,548)	(152,236,410)	(3,004,278,199)

Net decrease	6,767,338	$121,204,468	(67,603,568)	$(1,336,581,586)

Investor B(a)
Shares sold	—	$—	1,138	$22,428
Shares issued in reinvestment of distributions	—	—	4,787	91,289
Shares redeemed and automatic conversion of shares	—	—	(135,022)	(2,592,411)

Net decrease	—	$—	(129,097)	$(2,478,694)

Investor C
Shares sold	5,232,636	$84,850,336	12,697,810	$226,769,559
Shares issued in reinvestment of distributions	13,178,715	204,403,123	17,841,428	316,149,765
Shares redeemed	(100,040,887)	(1,662,274,883)	(120,932,098)	(2,151,887,381)

Net decrease	(81,629,536)	$(1,373,021,424)	(90,392,860)	$(1,608,968,057)

Class K
Shares sold	7,432,585	$136,927,683	26,227,314	$520,379,790
Shares issued in reinvestment of distributions	3,468,174	60,276,846	2,884,369	56,858,218
Shares redeemed	(9,205,412)	(169,963,081)	(24,364,006)	(482,570,822)

Net increase	1,695,347	$27,241,448	4,747,677	$94,667,186

Class R
Shares sold	2,442,618	$42,408,134	5,302,958	$99,784,045
Shares issued in reinvestment of distributions	2,062,499	33,886,841	2,540,669	47,478,359
Shares redeemed	(9,688,529)	(168,490,862)	(18,516,622)	(348,115,988)

Net decrease	(5,183,412)	$(92,195,887)	(10,672,995)	$(200,853,584)

Total Net Decrease	(190,484,004)	$(3,404,813,918)	(267,474,726)	$(5,095,841,995)

(a)	On December 27, 2017, all issued and outstanding Investor B Shares converted into Investor A Shares.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

48	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Mark Stalnecker, Chair of the Board and Director

Bruce R. Bond, Director

Susan J. Carter, Director

Collette Chilton, Director

Neil A. Cotty, Director

Lena G. Goldberg, Director

Robert M. Hernandez, Director

Henry R. Keizer, Director

Cynthia A. Montgomery, Director

Donald C. Opatrny, Director

Joseph P. Platt, Director

Kenneth L. Urish, Director

Claire A. Walton, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

DIRECTOR AND OFFICER INFORMATION	49

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Directors of the Fund. The newly elected Directors took office effective January 1, 2019.

Shareholders approved the Directors* of BlackRock Global Allocation Fund, Inc. with voting results as follows:

	Votes For	Votes Against	Votes Abstained
Bruce R. Bond	1,381,443,150	18,858,354	18,074,765
Susan J. Carter	1,388,781,142	13,465,295	16,129,831
Collette Chilton	1,387,793,375	14,377,168	16,205,726
Neil A. Cotty	1,384,392,993	16,190,237	17,793,038
Robert Fairbairn	1,384,758,257	15,508,652	18,109,360
Lena G. Goldberg	1,386,125,106	15,989,233	16,261,928
Robert M. Hernandez	1,381,231,686	19,268,321	17,876,261
Henry R. Keizer	1,384,195,545	16,433,402	17,747,320
Cynthia A. Montgomery	1,386,073,624	15,976,960	16,325,683
Donald C. Opatrny	1,383,871,965	16,568,745	17,935,558
John M. Perlowski	1,384,913,540	15,469,554	17,993,175
Joseph P. Platt	1,383,056,756	17,375,033	17,944,479
Mark Stalnecker	1,384,546,521	15,752,843	18,076,903
Kenneth L. Urish	1,384,084,793	16,802,378	17,489,097
Claire A. Walton	1,388,242,106	13,866,171	16,267,991

*	Denotes Fund-wide proposal and voting results.

The above Directors, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as directors for other BlackRock-advised equity, multi-asset, index and money market funds.

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

50	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

CLP	Chilean Peso

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

NOK	Norwegian Krone

PLN	Polish Zloty

SEK	Swedish Krona

USD	U.S. Dollar

Portfolio Abbreviations

ADR	American Depositary Receipts

CME	Chicago Mercantile Exchange

CVA	Certificaten Van Aandelen (Dutch Certificate)

ETF	Exchange-Traded Fund

FTSE	Financial Times Stock Exchange

MSCI	Morgan Stanley Capital International

NVDR	Non-voting Depository Receipts

OTC	Over-the-Counter

PCL	Public Company Limited

REIT	Real Estate Investment Trust

S&P	S&P Global Ratings

SPDR	Standard & Poor’s Depository Receipts

ADDITIONAL INFORMATION / GLOSSARY OF TERMS USED IN THIS REPORT	51

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GA-4/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global Allocation Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date: July 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date: July 8, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Global Allocation Fund, Inc.

Date: July 8, 2019

3